Annual Report
October 31, 1997
Nationwide(R) Family Of Funds

Nationwide Investing Foundation
Nationwide Investing Foundation II

Photo of: 5 children.

MESSAGE TO SHAREHOLDERS

OCTOBER 31, 1997

PHOTO OF: DIMON R. MCFERSON
CHAIRMAN


THE CONTINUED STRENGTH OF THE MARKET REINFORCES ... A LONG-TERM INVESTMENT STRATEGY. SINCE THE 1987 CRASH, FOR EXAMPLE, THE DOW JONES HAS RISEN MORE THAN 5,500 POINTS.

The year 1997 will be remembered as an exciting one for investors and our shareholders.

Consumer confidence in the U.S. economy remains strong. The proportion of customers rating business conditions as "good" rose, while the number of people believing jobs are difficult to find fell.

A strong job market and wage gains helped consumers feel secure in handling a mortgage, and record loan rates made them more affordable. As a result, August marked the twentieth consecutive month of home sales above the 700,000 level, the longest run in almost two decades.

In short, low inflation, high employment and strong levels of consumer confidence have produced a strong market with record levels of consumer savings.

The third calendar quarter saw a change in market leadership -- dependable blue-chip multinationals weakened while thousands of small and mid-capitalization companies, long overlooked, made strong gains. Eighty percent of diversified U.S. stock mutual funds outperformed the large-cap S&P 500 in the third quarter.

The period also was highlighted by volatility in the Asian markets, which caused a brief drop in all international markets, but eventually demonstrated the U.S. to be the most sought after investment arena.

The economy grew at an annual rate of 3.5% while inflation remained low.

The Dow Jones Industrial Average broke through the 8,000 mark and continued to reach more all-time highs during the third quarter. A correction toward the end of the quarter caused the market to close at 7,442.08 on October 31.

The continued strength of the market overall reinforces the importance of realistic expectations and a long-term investment strategy. Since the 1987 crash, for example, the Dow Jones has risen more than 5,500 points.

FUND PERFORMANCE

For the year ended October 31, 1997, the Nationwide Growth Fund gained 32.12% and the Nationwide Fund increased 40.17%. Total return of the S&P 500 for the same period was 32.10%.

Returns on long-term taxable bonds were also strong. For the year ended October 31, 1997, the Nationwide Bond Fund returned 8.33% as compared to 8.81% for its new benchmark index, the Lehman Brothers Government/Corporate Bond Index. The index was changed because it better represents the investment policies of the Bond Fund for comparison purposes.

For the year ended October 31, 1997, the Nationwide Tax-Free Income Fund total return was 7.72%, compared to 8.49% for its benchmark index, the Lehman Brothers Municipal Bond Index.

For the year ended October 31, 1997, the Nationwide U.S. Government Income Fund returned 8.86% compared to 8.67% for its new benchmark index, the Merrill Lynch Government Master Index. The index was changed because the new one better represents the investment policies of the Fund for comparison purposes.

The returns for the funds discussed above do not reflect sales charges.

The Nationwide Money Market Fund continues to post consistent yields. Total return for the Fund was 5.07% for the year ended October 31, 1997. (There are no sales charges in the Money Market Fund.)

SPECIAL SHAREHOLDERS' MEETING

The Board of Trustees has scheduled a special meeting of shareholders for February 16, 1998, to consider an important proposal affecting your funds. The Board unanimously approved this proposal, which is described in detail in the Combined Prospectus/Proxy Statements which you will soon receive.

The proposal would reorganize the Nationwide Investing Foundation (NIF), which includes the Growth, Fund, Bond and Money Market funds; and the Nationwide Investing Foundation II (NIF II), which includes the Tax-Free Income and U.S. Government Income funds, into a new Ohio business trust, the Nationwide Investing Foundation III ("New Trust"), along with several other Nationwide-managed funds. The New Trust will provide for a revised fee structure, which includes changes in the investment advisory fees of the funds, the establishment of a separate fee for fund administration, and the implementation of a schedule under which these fees, as a percentage of assets, decrease as assets increase.

Your vote is very important to us.

Thank you for giving Nationwide Advisory Services, Inc. the opportunity to meet your needs.




SINCERELY,
DIMON R. MCFERSON, CHAIRMAN

                              ANNUAL REPORT - 1997
                                    CONTENTS
FUND HIGHLIGHTS...........................................................1 - 3
NATIONWIDE(R) GROWTH FUND  ...............................................4 - 5
NATIONWIDE(R) FUND  ......................................................6 - 7
NATIONWIDE(R) BOND FUND ..................................................8 - 10
NATIONWIDE(R) TAX-FREE INCOME FUND  .....................................11 - 15
NATIONWIDE(R) U.S. GOVERNMENT INCOME FUND ...............................16 - 17
NATIONWIDE(R) MONEY MARKET FUND .........................................18 - 20
FINANCIAL STATEMENTS ....................................................21 - 24
FINANCIAL HIGHLIGHTS ....................................................25 - 27
NOTES TO FINANCIAL STATEMENTS............................................28 - 30
INDEPENDENT AUDITORS' REPORT..................................................31


TRUSTEES

Dimon R. McFerson - Na tion wide Investing Foundation (NIF) & Nationwide
   Investing Foundation II (NIF II)
Chairman
Columbus, Ohio

Dr. John C. Bryant - NIF & NIF II
Cincinnati, Ohio

Dr. C. Brent DeVore - NIF
Westerville, Ohio

Sue A. Doody - NIF
Columbus, Ohio

Robert M. Duncan - NIF & NIF II
Columbus, Ohio

Charles L. Fuellgraf, Jr. - NIF
Butler, Pennsylvania

Dr. Thomas J. Kerr, IV - NIF & NIF II
Westerville, Ohio

Douglas F. Kridler - NIF
Columbus, Ohio

Nancy C. Thomas - NIF
Louisville, Ohio

Harold W. Weihl - NIF
Bowling Green, Ohio

David C. Wetmore - NIF
Reston, Virginia


OFFICERS

James F. Laird, Jr. - Treasurer
Rae M. Pollina - Secretary
Craig A. Alvey - Assistant Treasurer
Charles S. Bath - Assistant Treasurer
Craig A. Carver - Assistant Treasurer
Christopher A. Cray - Assistant Treasurer
Edwin P. McCausland, Jr. - Assistant Treasurer
Peter Neckermann - Assistant Treasurer
Karen R. Tackett - Assistant Treasurer


TRANSFER AGENT
Nationwide Investors Services, Inc.
Box 1492
Columbus, Ohio  43216-1492

CUSTODIAN
The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263-0001

LEGAL COUNSEL
Druen, Dietrich, Reynolds & Koogler
One Nationwide Plaza
Columbus, Ohio  43215-2220

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio  43215-2537

DISTRIBUTOR
Nationwide Advisory Services, Inc.
Three Nationwide Plaza
Columbus, Ohio  43215-2220

This report is for the information of shareholders of the Nationwide Family of Funds. It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the funds.

Nationwide(R) and its logo are registered Federal Service marks of Nationwide Mutual Insurance Company.

                       NATIONWIDE(R) STOCK FUND HIGHLIGHTS

                                   GROWTH FUND

                                FUND PERFORMANCE
                           $10,000 LUMP SUM INVESTMENT


$10,000 Lump Sum Investment Graph:
VALUE OF REINVESTED DIVIDENDS INCLUDING CAPITAL GAINS
1987     1988     1989     1990     1991    1992     1993     1994     1995     1996    1997
9550     12260    13628    11705    16779   17943    20843    22038    26668    29964   39588
VALUE OF INITIAL INVESTMENT
1987     1988     1989     1990     1991    1992     1993     1994     1995     1996    1997
9550     10053    10511    8404     10958   11382    12756    12996    15138    15275   18687


The value of a long-term investment in the Growth Fund is illustrated in the chart above. Over a 10-year period ended October 31, 1997, a net investment of $10,000 would have earned an average annual compound total return of 14.74.%, including sales charge. The chart above illustrates the growth of this investment to $39,588. Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

| The Nationwide(R) Growth Fund's portfolio manager emphasizes a "buy-and-hold" strategy, which means he is investing for the long term. The Fund's manager is not a market timer -- he does not try to predict a market correction by shifting assets. This "buy-and-hold" strategy also keeps brokerage expenses down because portfolio turnover is low. For example, based on data as of October 31, 1997, from Morningstar, a leading publication of the mutual fund industry, the average turnover for all equity funds with growth objectives was 94%. The Growth Fund's turnover was 45% in 1997, which was itself an unusually high figure, compared to its average turnover of 24% over the past five years.

| The Growth Fund's portfolio consists of high-quality stocks that seek to provide greater safety through diversification than if an investor owned just one company's stock. The Fund invests in the securities of many quality companies among different industries.

                                TOP FIVE HOLDINGS
                         (COMPOSITION SUBJECT TO CHANGE)

                                               Value            %

WorldCom Inc.                               $40,350,000     4.9%
CUC International, Inc.                     $35,400,000     4.3%
Merrill Lynch & Co., Inc.                   $33,812,500     4.1%
Equitable Companies, Inc.                   $30,437,563     3.7%
Allstate Corp.                              $29,028,125     3.5%

                               NATIONWIDE(R) FUND

                                FUND PERFORMANCE
                           $10,000 LUMP SUM INVESTMENT

$10,000 Lump Sum Investment Graph:
VALUE OF REINVESTED DIVIDENDS INCLUDING CAPITAL GAINS
1987     1988     1989     1990     1991    1992     1993     1994     1995     1996    1997
9550     11193    14225    13226    18049   19615    20822    21838    26039    32837   46029
VALUE OF INITIAL INVESTMENT
1987     1988     1989     1990     1991    1992     1993     1994     1995     1996    1997
9550     9613     10502    8695     11131   11152    11681    11378    12246    14406   18754


The value of a long-term investment in the Nationwide(R) Fund is illustrated in the chart above. Over a 10-year period ended October 31, 1997, a net investment of $10,000 would have earned an average annual compound total return of 16.48%, including sales charge. The chart above illustrates the growth of this investment to $46,029. Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

| Our flagship fund, the Nationwide(R) Fund, was started in 1933 and is one of the oldest mutual funds in the country. It is designed for investors who seek to maximize total return through a flexible selection of investments, usually containing the common stocks of well-known, larger companies.

| The Fund's portfolio manager's investment strategy has been very successful. He attributes part of this success to the fact that he normally has between 50-60 holdings in the portfolio, as opposed to the nearly 150 for his peer group. Generally, about 40% of the Fund's total assets are invested in the Fund's top 10 holdings so an attractive situation can have a positive impact on the overall portfolio.

| The Nationwide(R)Fund was honored in the May 1997 issue of Money Magazine for having 20 consecutive years of positive performance.

                                TOP FIVE HOLDINGS
                         (COMPOSITION SUBJECT TO CHANGE)

                                               Value            %

Warner-Lambert Co.                        $124,945,412      8.6%
Schering-Plough Corp.                      $91,056,712      6.3%
Mellon Bank Corp.                          $73,213,594      5.1%
Black & Decker Corp.                       $54,939,412      3.8%
Texaco, Inc.                               $54,284,212      3.7%

                      NATIONWIDE(R) INCOME FUND HIGHLIGHTS
                                    BOND FUND

                                FUND PERFORMANCE
                           $10,000 LUMP SUM INVESTMENT

$10,000 Lump Sum Investment Graph:
VALUE OF REINVESTED DIVIDENDS INCLUDING CAPITAL GAINS
1987     1988     1989     1990     1991    1992     1993     1994     1995     1996    1997
9550     10695    11734    12420    14293   15844    18001    16234    19547    20534   22245

VALUE OF INITIAL INVESTMENT
1987     1988     1989     1990     1991    1992     1993     1994     1995     1996    1997
9550     9662     9642     9251     9735    9858     10362    8706     9776     9611    9766

The value of a long-term investment in the Bond Fund is illustrated in the chart above. Over a 10-year period ended October 31, 1997, a net investment of $10,000 would have earned an average annual compound total return of 8.32%, including sales charge. The chart above illustrates the growth of this investment to $22,245. Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

| The Nationwide(R)Bond Fund has consistently provided a steady stream of income for its shareholders-- paying dividends every month since inception (March 1, 1980).

| The Bond Fund is for investors seeking monthly income from high-quality bonds and other fixed-income securities. The Fund strives to provide safety through investing in only investment-grade securities, including corporate bonds, U.S. and Canadian government obligations, mortgage-backed securities, and investment-grade commercial paper.

| The chart above shows the difference reinvesting dividends can have on investors' money. Over a 10-year period, reinvesting dividends, shareholders would have more than doubled their initial investment.

                                TOP FIVE HOLDINGS
                         (COMPOSITION SUBJECT TO CHANGE)

                                               Value           %

U.S. Treasury Bond                         $18,311,250     14.7%
AMBAC Inc.                                  $4,996,248      4.0%
Armstrong World Industries, Inc.            $4,980,704      4.0%
English China Clays Delaware, Inc.          $4,169,792      3.4%
Loews Corp.                                 $4,156,480      3.3%

                              TAX-FREE INCOME FUND

                                FUND PERFORMANCE
                           $10,000 LUMP SUM INVESTMENT

$10,000 Lump Sum Investment Graph:
VALUE OF REINVESTED DIVIDENDS INCLUDING CAPITAL GAINS
1987     1988     1989     1990     1991    1992     1993     1994     1995     1996    1997
10000    11629    12529    13191    14763   15823    18507    16890    19366    20393   21969
VALUE OF INITIAL INVESTMENT
1987     1988     1989     1990     1991    1992     1993     1994     1995     1996    1997
10000    10871    10964    10813    11393   11544    12717    10917    11869    11893   12206

The value of a long-term investment in the Tax-Free Income Fund is illustrated in the chart above. Over a 10-year period ended October 31, 1997, an investment of $10,000 would have earned an average annual compound total return of 8.18%, including sales charge. The chart above illustrates the growth of this investment to $21,969. Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

| The Nationwide(R) Tax-Free Income Fund has consistently paid tax-free dividends on a monthly basis since its inception (March 17, 1986). For certain shareholders, a portion of income may be subject to state, local or federal alternative minimum tax.

| By investing in the Tax-Free Income Fund, you can earn Federally tax-free dividends from municipal bonds carefully selected for their relative safety and security.

| Taxable securities may provide higher yields, but the Tax-Free Income Fund offers tax-exempt income. An investor could earn $8,000 annually from a fully taxable investment, assuming an 8% rate of return, or $7,000 in a tax-free investment, assuming a 7% rate of return. After taxes, an investor in the 36% tax bracket would keep just $5,120. The investor in the tax-free investment keeps all of the $7,000 federally tax-exempt income -- a difference of $1,880.

                           TOP FIVE HOLDINGS BY STATE
                         (COMPOSITION SUBJECT TO CHANGE)

                                               Value           %

Texas                                      $47,421,631      18.5%
Virginia                                   $29,148,325      11.4%
Illinois                                   $25,862,131      10.1%
North Carolina                             $21,858,150       8.5%
Pennsylvania                               $16,201,013       6.3%

                      NATIONWIDE(R) INCOME FUND HIGHLIGHTS
                           U.S. GOVERNMENT INCOME FUND

                                FUND PERFORMANCE
                           $10,000 LUMP SUM INVESTMENT

$10,000 Lump Sum Investment Graph:
VALUE OF REINVESTED DIVIDENDS INCLUDING CAPITAL GAINS
1991     1992     1993     1994     1995    1996     1997
10000    10513    11581    11094    12922   13604    14809
VALUE OF INITIAL INVESTMENT
1991     1992     1993     1994     1995    1996     1997
10000    10080    10374    9322     10232   10151    10424

The value of a long-term investment in the U.S. Government Income Fund is illustrated in the chart above. A $10,000 investment made on 2/10/92 (the Fund's inception date) would have earned an average annual compound total return of 7.17% for the period ended October 31, 1997, including sales charge. The chart above illustrates the growth of this investment to $14,809. Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

| Share prices will always fluctuate. It is important to remember that when share prices are down, reinvesting your dividends in the Nationwide(R) U.S. Government Income Fund will buy more shares than when share prices are at higher levels. This increases your potential for additional future dividend income and growth of principal.

| Monthly income is paid by the U.S. Government Income Fund from a high-quality portfolio of government securities. These securities are generally considered among the safest with respect to credit risk, though they are not specifically rated by the credit rating agencies.

| To limit the risk of share price fluctuation, the U.S. Government Income Fund maintains an average portfolio maturity in the intermediate-term range (3-10 years). Of course, all bond prices (U.S. government, municipal and corporate) are affected by interest rates.

                                TOP FIVE HOLDINGS
                         (COMPOSITION SUBJECT TO CHANGE)

                                                Value          %

FHLMC (REMIC) Series 1560, Class PN          $5,182,150     12.5%
FHLMC (REMIC) Series 1462, Class PT          $5,140,900     12.4%
Federal National Mortgage Association        $4,296,524     10.4%
FNMA (REMIC) Series 92-151, Class H          $3,903,240      9.4%
FHLMC (REMIC) Series 1344, Class D           $3,900,720      9.4%
                                MONEY MARKET FUND

                                FUND PERFORMANCE
                               30-DAY YIELD TREND

30-Day Yield Trend Graph:
MONEY MARKET FUND YIELD TREND
OCT-96   NOV-96   DEC-96   JAN-97   FEB-97  MAR-97   APR-97   MAY-97   JUN-97   JUL-97  AUG-97   SEP-97   OCT-97
4.87     4.85     4.83     4.83     4.87    4.87     4.94     5.05     5.09     5.05    5.03     5.01     5
AVERAGE YIELDS OF BANK MONEY MARKET ACCOUNTS
OCT-96   NOV-96   DEC-96   JAN-97   FEB-97  MAR-97   APR-97   MAY-97   JUN-97   JUL-97  AUG-97   SEP-97   OCT-97
3.47     3.46     3.47     3.47     3.45    3.45     3.49     3.5      3.5      3.51    3.48     3.47     3.46

The chart above shows the Money Market Fund yield trend during the year ended October 31, 1997, as compared to the average yields of money market accounts offered by leading banks in the United States over the same period. For the year ended October 31, 1997, the Money Market Fund 30-day current yield was 5.00%. Past performance is no guarantee of future results.

| Due to daily dividend compounding from a high-quality portfolio, the Nationwide(R) Money Market Fund offers current market rates -- plus stability of principal since the Fund seeks to maintain a constant $1.00 per share net asset value. During the Fund's life, its share price has always been $1.00. However, an investment in the Money Market Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

| The Money Market Fund offers liquidity without penalty, competitive current money market rates, daily compounding, security of principal, and free check writing privileges ($500 minimum). The Fund also offers a big yield edge over insured bank money market accounts, which were returning an average 30-day current yield of 3.48% (according to BanxQuote, Inc., a privately held financial information company), compared to the Fund's average 30-day current yield of 5.00% at October 31, 1997. The seven-day effective yield at October 31, 1997, was 5.15%.

                           TOP FIVE HOLDINGS BY ISSUER
                         (COMPOSITION SUBJECT TO CHANGE)

                                               Value           %

Abbott Laboratories                         $34,614,115     4.2%
National City Credit                        $33,871,478     4.1%
Monsanto Co.                                $32,057,103     3.9%
Caterpillar Financial Services, Inc.        $31,441,725     3.8%
General Motors Acceptance Corp.             $31,223,829     3.8%

 NATIONWIDE(R) INVESTING FOUNDATION

                            NATIONWIDE(R) GROWTH FUND

                              MANAGEMENT DISCUSSION
                               OF FUND PERFORMANCE

For the year ended October 31, 1997, the Nationwide Growth Fund had a total return of 32.12% without sales charge, compared to a 32.10% total return for the S&P 500 Index.

During the second half of the fiscal year, the Growth Fund continued to find greater opportunities in growth stocks, and took advantage of them to shift its portfolio mix in this direction, at the same time reducing the level of value-oriented holdings. For example, com pared to its portfolio as of October 31, 1996, the Growth Fund's investment in the Computer Services and Software sector increased from 2.2% to a current level of 12.8%. The main sectors that saw declines in investment were Financial stocks, which went from 17.3% to 14.8%, Healthcare, which went from 4.5% to 0%, and Food and Beverage, which went from 4.3% to 0%. In the process of buying the growth stocks which we found attractive, and funding those purchases with sales of less-attractive stocks, we also tried to con cen trate on the best ideas. As a result, the Fund's top 10 holding as of this fiscal year-end represent nearly 37% of assets, compared to a figure of about 30.5% as of October 31, 1996.

Although growth stocks have been the current focus, the stock selection process is essentially unchanged. We still want to own companies that benefit from strong, long-term growth drivers which are clearly visible. We want to own companies with both the management and financial resources to take full ad van tage of their business opportunities. We also favor companies that derive and/or purvey benefits from advancing technology.

The strongest performance over the past 12 months has come from two of our technology holdings: Applied Materials and EMC Corporation. Both Warner-Lam bert and Schering-Plough in the drug group, and Merrill Lynch and Equitable in the financial sector, have also had outstanding gains. Our most significant loss came in the Computer Service sector, in First Data Corp. This is a company we think is extremely well positioned for long-term growth. The stock has come down because its current growth rate, though still good, has been less than expected.

The positive results this year have been primarily due to gains in stocks we have held for over a year, rather than from ones that have been added this year. As we go forward, we expect that the more recent additions will help sustain this progress.

JOHN M. SCHAFFNER, MBA, CFA - PORTFOLIO MANAGER


PORTFOLIO VALUE   $818,674,086

                                FUND COMPOSITION
                               (SUBJECT TO CHANGE)

PIE CHART:
U.S. government agency obligations and other assets less liabilities   3.0%

Common stock   97.0%

                     AVERAGE ANNUAL (COMPOUND) TOTAL RETURN
                       FOR PERIODS ENDED OCTOBER 31, 1997
                    $1,000            $100             $1,000
                   LUMP SUM          MONTHLY          LUMP SUM
                  INVESTMENT       INVESTMENT        INVESTMENT
     YEARS          W/O SC*          W/O SC*           W/SC**
       1            32.12%           26.80%            26.17%
       5            17.15%           19.58%            16.07%
      10            15.26%           15.70%            14.74%

*  These returns do not reflect the effects of sales charges.
** Assumes a 4.5% sales charge was paid, which has the most dramatic effect on one-year performance figures.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

                                FUND PERFORMANCE

BAR CHART:
         1987     1988     1989     1990    1991     1992     1993     1994     1995    1996     1997
CPI      10000    10425    10903    11598   11925    12319    12658    12997    13353   13753    14014
FUND     9550     12260    13628    11705   16779    17943    20843    22038    26668   29964    39588
S&P 500  10000    11475    14498    13415   17898    19679    22608    23481    29683   36812    48596

Comparative performance of $10,000 invested in the Na tion wide(R) Growth Fund, the S&P 500* and the Consumer Price Index (CPI)** over a 10-year period ended 10/31/97. Unlike our Fund, these indices do not reflect any fees, expenses or sales charges.
* The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these 500 stocks which represent all major industries. ** The CPI represents changes in prices of all goods and services purchased for consumption by urban households.

     STATEMENT OF INVESTMENTS - NATIONWIDE(R) GROWTH FUND - OCTOBER 31, 1997
SHARES        SECURITY                                                    VALUE
              COMMON STOCK (97.0%)
              BUSINESS SERVICES (3.3%)
   300,000      Manpower, Inc.                                     $ 11,512,500
   401,800      Cognizant Corp.                                      15,745,537
                                                                   ------------
                                                                     27,258,037
                                                                   ------------

              CABLE (2.0%)
   600,000      Comcast Corp., Class A                               16,350,000
                                                                   ------------

              CHEMICALS (3.7%)
   500,000      Monsanto Co.                                         21,375,000
   244,000      Sigma-Aldrich Corp.                                   8,570,500
                                                                   ------------
                                                                     29,945,500
                                                                   ------------

              COMPUTER EQUIPMENT (6.8%)
   286,300      EMC Corp.*                                           16,032,800
   325,000      Hewlett-Packard Co.                                  20,048,437
   200,000      International Business
                  Machines Corp.                                     19,612,500
                                                                   ------------
                                                                     55,693,737
                                                                   ------------

              COMPUTER SOFTWARE & SERVICES (12.8%)
   200,000      Automatic Data Processing, Inc.                      10,225,000
   325,000      BMC Software, Inc.*                                  19,621,875
   500,000      Electronic Data Systems Corp.                        19,343,750
   900,000      First Data Corp.                                     26,156,250
   281,600      Gartner Group, Inc.*                                  7,955,200
   600,000      Oracle Corporation*                                  21,468,720
                                                                   ------------
                                                                    104,770,795
                                                                   ------------

               CONGLOMERATES (1.6%)
   300,000       Corning, Inc.                                       13,537,500
                                                                   ------------

               CONSUMER PRODUCTS (4.6%)
   400,000       Avon Products, Inc.                                 26,200,000
   300,000       Newell Co.                                          11,512,500
                                                                   ------------
                                                                     37,712,500
                                                                   ------------

               DISTRIBUTION (2.0%)
   410,156      Bergen Brunswig Corp., Class A                       16,431,875
                                                                   ------------

               DRUGS (9.1%)
   419,200      Allergan, Inc.                                       13,807,400
   325,000      Glaxo Wellcome, PLC ADR                              13,914,062
   320,000      Schering-Plough Corp.                                17,940,000
   200,000      Warner-Lambert Co.                                   28,637,500
                                                                   ------------
                                                                     74,298,962
                                                                   ------------

              ELECTRONICS (2.1%)
   146,483      Molex, Inc.                                           5,493,112
   238,572      Molex, Inc., Class A                                  8,364,931
   189,000      Woodhead Industries, Inc.                             3,685,500
                                                                   ------------
                                                                     17,543,543
                                                                   ------------

              FINANCIAL (14.8%)
   350,000      Allstate Corp.                                       29,028,125
   101,250      American International Group, Inc.                   10,333,828
   400,000      Conseco, Inc.                                        17,450,000
   739,000      Equitable Companies, Inc.                            30,437,563
   500,000      Merrill Lynch & Co., Inc.                            33,812,500
                                                                   ------------
                                                                    121,062,016
                                                                   ------------

              FOOD-GRAIN & AGRICULTURE (3.0%)
 1,085,984      Archer Daniels Midland Co.                           24,163,144
                                                                   ------------

SHARES        SECURITY                                                    VALUE
              MACHINERY & CAPITAL (5.4%)
    200,000     Applied Materials, Inc.*                           $  6,675,000
     96,600     BMC Industries                                        3,109,313
    120,000     Emerson Electric Co.                                  6,292,500
    225,000     Lindsay Manufacturing Co.                             9,759,375
     60,000     Nordson Corp.                                         2,977,500
    492,600     Zebra Technologies Corp.*                            15,393,750
                                                                   ------------
                                                                     44,207,438
                                                                   ------------

              MEDICAL PRODUCTS (2.0%)
    200,000     Biomet, Inc.                                          4,987,500
    250,000     Boston Scientific Corp.*                             11,375,000
                                                                   ------------
                                                                     16,362,500
                                                                   ------------

              OIL & GAS (7.5%)
    215,000     Amoco Corp.                                          19,712,812
    250,000     Exxon Corp.                                          15,359,375
    360,000     Mobil Corp.                                          26,212,500
                                                                   ------------
                                                                     61,284,687
                                                                   ------------

              PRINTING & PUBLISHING (0.5%)
    160,000     Reader's Digest Association, Inc.,
                  Class B                                             3,720,000
                                                                   ------------

              RETAIL (7.0%)
  1,200,000     CUC International, Inc.*                             35,400,000
    265,000     Smart & Final, Inc.                                   5,349,688
    350,000     Staples, Inc.*                                        9,187,500
    200,000     Tiffany & Co.                                         7,900,000
                                                                   ------------
                                                                     57,837,188

              TELECOMMUNICATIONS (8.8%)
    400,000     Cincinnati Bell, Inc.                                10,800,000
    977,500     360(degree)Communications Co.*                       20,649,688
  1,200,000     WorldCom, Inc.*                                      40,350,000
                                                                   ------------
                                                                     71,799,688
                                                                   ------------
TOTAL COMMON STOCK (cost $540,128,248)                              793,979,110
                                                                   ------------
PRINCIPAL     SECURITY                                                    VALUE
              U.S. AGENCY (3.0%)
$10,597,000     Federal Home Loan Mortgage
                  Corp Notes, 5.43%, 11/17/97                        10,574,322
  1,932,000     Federal Home Loan Mortgage
                  Corp Notes, 5.47%, 11/24/97                         1,924,902
  2,432,000     Federal Home Loan Mortgage
                Corp Notes, 5.45%, 12/03/97                           2,420,852
  1,458,000     Federal Home Loan Mortgage
                  Corp Notes, 5.41%, 11/12/97                         1,455,994
  8,324,000     Federal Home Loan Mortgage
                  Corp Notes, 5.39% - 5.42%,
                  11/07/97                                            8,318,906
                                                                   ------------
TOTAL U.S. AGENCY (cost $24,688,879)                                 24,694,976
                                                                   ------------

TOTAL INVESTMENTS (cost $564,817,127)                              $818,674,086
                                                                   ============

---------------
The abbreviations in the above statement stand for the following:
  PLC          Public Limited Company
  ADR          American Depository Receipt

* Denotes a non-income producing security.

Cost also represents cost for federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

NATIONWIDE(R) INVESTING FOUNDATION

                               NATIONWIDE(R) FUND

                              MANAGEMENT DISCUSSION
                               OF FUND PERFORMANCE

The total return for the Nationwide(R) Fund for the year ended October 31, 1997, was 40.17% without sales charge and assuming all distributions were reinvested, compared to 32.10% for the S&P 500.

The excellent performance of the Nationwide Fund was mainly attributable to large investments in the pharmaceutical and financial services industries. Warner-Lambert and Schering-Plough are the Fund's two largest holdings and they have continued to per form very well. Solid revenue growth combined with new products have allowed these two companies to outperform the market and their peers. The financial services companies have performed well due to steady earnings performance, combined with benefits from consolidation. First USA, Barnett Banks and U.S. Bancorp were all acquired at significant premiums to their market prices. These takeouts, combined with excellent performance from Mellon Bank, Horace Mann and CoreStates Financial, led to the Financial Services sector providing excellent performance for Nationwide Fund shareholders. These companies remain significant holdings in the portfolio and should be important contributors to the future performance of the Fund.

The New York Times is a significant new investment currently ranked in the top 10 holdings of the portfolio. This company in many ways epitomizes what I am looking for in an investment. The shares are in ex pen sive ly priced compared to private market value, yet the business franchise is one of the best in its industry. The company recently completed a major capital spending program so cash flow will be available in the future to reward shareholders. I am optimistic this should be a successful investment for the Nationwide Fund.

The Fund also has two new holdings in the cellular telephone industry. These are small holdings because the securities appreciated in price before a larger position could be purchased. However, I am optimistic the worst of the fears regarding competition will not be realized and the attractive purchase prices will provide excellent appreciation potential.

CHARLES S. BATH, MBA, CFA, CPA - PORTFOLIO MANAGER

PORTFOLIO VALUE   $1,457,399,757

                                FUND COMPOSITION
                               (SUBJECT TO CHANGE)
PIE CHART:
Debt obligations and other assets less liabilities   1.0%

Common stock   99.0%

                     AVERAGE ANNUAL (COMPOUND) TOTAL RETURN
                           FOR PERIODS ENDED 10/31/97
                    $1,000            $100             $1,000
                   LUMP SUM          MONTHLY          LUMP SUM
                  INVESTMENT       INVESTMENT        INVESTMENT
     YEARS          W/O SC*          W/O SC*           W/SC**
       1            40.17%           36.71%            33.87%
       5            18.60%           24.82%            17.51%
      10            17.01%           18.19%            16.48%

*  These returns do not reflect the effects of sales charges.
** Assumes a 4.5% sales charge was paid, which has the most dramatic effect on one-year performance figures.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

                                FUND PERFORMANCE

BAR CHART:
          1987  1988  1989  1990  1991  1992  1993  1994  1995  1996  1997
CPI      10000 10425 10903 11598 11925 12319 12658 12997 13353 13753 14014
FUND      9550 11193 14225 13226 18049 19615 20822 21838 26039 32837 46029
S&P 500  10000 11475 14498 13415 17898 19679 22608 23481 29683 36812 48596

Comparative performance of $10,000 invested in the Nationwide(R) Fund, the S&P 500* and the Consumer Price Index (CPI)** over a 10-year period ended 10/31/97. Unlike our Fund, these indices do not reflect any fees, expenses or sales charges.

* The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these 500 stocks which represent all major industries.

** The CPI represents changes in prices of all goods and services purchased for consumption by urban households.

        STATEMENT OF INVESTMENTS - NATIONWIDE(R)FUND - OCTOBER 31, 1997
SHARES        SECURITY                                                    VALUE
              COMMON STOCK (99.0%)
              AUTOMOBILES (3.2%)
   202,451      Autoliv, Inc.                                    $    7,984,161
   857,900      Ford Motor Company                                   37,479,506
                                                                 --------------
                                                                     45,463,667
                                                                 --------------

              BUILDING (3.9%)
   436,300      Martin Marietta Materials, Inc.                      15,215,963
   337,500      Masco Corp.                                          14,807,813
   302,200      Vulcan Materials Co.                                 26,839,137
                                                                 --------------
                                                                     56,862,913
                                                                 --------------

              CHEMICALS (6.6%)
   544,400      Millipore Corp.                                      21,299,650
   593,700      Morton International, Inc.                           19,592,100
   335,400      OM Group, Inc.                                       12,661,350
   401,743      Pall Corp.                                            8,311,058
   378,075      Raychem Corp.                                        34,239,417
                                                                 --------------
                                                                     96,103,575
                                                                 --------------

              COMPUTER EQUIPMENT (2.7%)
   400,000      International Business
                  Machines, Corp.                                    39,225,000
                                                                 --------------

              CONGLOMERATES (1.6%)
   498,700      Corning, Inc.                                        22,503,838
                                                                 --------------

              DRUGS (18.4%)
   564,700      Allergan, Inc.                                       18,599,806
   149,000      American Home Products, Inc.                         11,044,625
   302,400      Pfizer, Inc.                                         21,394,800
 1,624,200      Schering-Plough Corp.                                91,056,712
   872,600      Warner-Lambert Co.                                  124,945,412
                                                                 --------------
                                                                    267,041,355
                                                                 --------------

              ELECTRICAL EQUIPMENT (3.8%)
 1,443,400      Black & Decker Corp.                                 54,939,412
                                                                 --------------

              ENTERTAINMENT (1.4%)
   246,265      Walt Disney Company                                  20,255,296
                                                                 --------------

              FINANCIAL-BANKS (13.6%)
   244,139      Banc One Corp.                                       12,725,745
   250,300      Bank of New York Co., Inc.                           11,779,744
   505,900      Barnett Banks, Inc.                                  34,907,100
   217,000      CoreStates Financial Corp.                           15,786,750
 1,419,900      Mellon Bank Corp.                                    73,213,594
   240,100      Pacific Century Financial Corp.                      12,095,037
   202,177      U.S. Bancorp                                         20,558,874
    56,300      Wells Fargo & Company                                16,404,413
                                                                 --------------
                                                                    197,471,257
                                                                 --------------

              FINANCIAL-MISCELLANEOUS (2.6%)
   788,600      Fannie Mae                                           38,197,813
                                                                 --------------

              FOOD & BEVERAGE (8.3%)
   594,800      Anheuser-Busch Companies, Inc.                       23,754,825
 1,050,200      PepsiCo, Inc.                                        38,660,488
   632,900      Philip Morris Companies, Inc.                        25,078,662
   364,200      Ralston-Ralston Purina Group                         32,686,950
                                                                 --------------
                                                                    120,180,925
                                                                 --------------

              HOSPITAL-SUPPLY (2.1%)
   125,000      Covance, Inc.*                                        2,210,938
   647,700      Quest Diagnostics, Inc.*                             10,808,494
   557,400      St. Jude Medical, Inc. *                             16,896,187
                                                                 --------------
                                                                     29,915,619
                                                                 --------------
SHARES        SECURITY                                                    VALUE
              HOUSEHOLD-PRODUCTS (4.0%)
    684,800     Avon Products, Inc.                              $   44,854,400
    200,000     Proctor & Gamble Co.                                 13,600,000
                                                                 --------------
                                                                     58,454,400
                                                                 --------------

              INSURANCE (5.2%)
    632,500     Chubb Corp.                                          41,903,125
    404,700     Horace Mann Educators Corp.                          22,764,375
    331,400     Provident Companies, Inc.                            11,060,475
                                                                 --------------
                                                                     75,727,975
                                                                 --------------

              MACHINERY & CAPITAL GOODS (0.3%)
    342,400     Johnstown America Industries, Inc.*                   4,044,600
                                                                 --------------

              OIL & GAS (6.7%)
    323,800     Mobil Corp.                                          23,576,688
    953,400     Texaco, Inc.                                         54,284,212
    465,100     Unocal Corp.                                         19,185,375
                                                                 --------------
                                                                     97,046,275
                                                                 --------------

              PRINTING & PUBLISHING (10.2%)
    100,599     ACNielsen Corp.*                                      2,301,202
    760,000     American Greetings Corp., Class A                    26,362,500
    301,800     Cognizant Corp.                                      11,826,788
    653,100     Dun & Bradstreet Corp.                               18,654,169
    315,800     Gannett Co., Inc.                                    16,599,237
    277,300     Gibson Greetings, Inc.*                               6,828,512
    766,200     New York Times Co., Class A                          41,949,450
    112,000     Tribune Co.                                           6,174,000
     40,700     Washington Post Co., Class B                         17,663,800
                                                                 --------------
                                                                    148,359,658
                                                                 --------------

              RESTAURANTS (0.9%)
    277,500     McDonald's Corp.                                     12,435,469
                                                                 --------------

              RETAIL (0.8%)
    325,300     Wal-Mart Stores, Inc.                                11,426,163
                                                                 --------------

              TELECOMMUNICATIONS (0.6%)
    202,100     360(degree) Communications Company *                  4,269,363
    106,600     AirTouch Communications, Inc.*                        4,117,425
                                                                 --------------
                                                                      8,386,788
                                                                 --------------

              TOYS (2.1%)
    778,840     Mattel, Inc.                                         30,277,405
                                                                 --------------
TOTAL COMMON STOCK (cost $762,887,357)                            1,434,319,403
                                                                 --------------
PRINCIPAL     SECURITY                                                    VALUE
              CONVERTIBLE BONDS (0.5%)
$ 7,826,000     Consorcio G Grupo Dina,
                  8.00%, 2004
                  (cost $7,306,643)                                   6,495,580
                                                                 --------------

              COMMERCIAL PAPER (1.2%)
 16,590,000     Walt Disney Company, 5.67%, 11/03/97
                  (cost $16,584,774)                                 16,584,774
                                                                 --------------

TOTAL INVESTMENTS (cost $786,778,774)                            $1,457,399,757
                                                                 ==============

----------------
* Denotes a non-income producing security.

Cost also represents cost for federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

NATIONWIDE(R) INVESTING FOUNDATION
                             NATIONWIDE(R) BOND FUND

                              MANAGEMENT DISCUSSION
                               OF FUND PERFORMANCE
The Nationwide Bond Fund's total return with reinvestment of all distributions for the year ended October 31, 1997, was 8.33% without sales charge. This compares to the 8.81% return of our new benchmark, the Lehman Brothers Government/Corporate Bond Index, which is more reflective of our investment policies. In retrospect, it would have improved our comparative performance to the Lehman Brothers Long-Term Government/Corporate Index if the change to this new index had been at the beginning of the year rather than in the middle. For the last six months of the fiscal year, the Bond Fund's total return was 7.37%, little different than the 7.41% return for the new benchmark.

Interest rates declined substantially in the second half of the year. This completely reversed the increase that followed the March increase in the Federal funds rate. Rates ended at yearly lows, with the 30-year Treasury note yielding 6.15% and the two-year Treasury note yielding 5.61%. Inflationary pressures remain remarkably subdued given the strength in the economy and as a result, expectations of future inflation have declined. The economic weakness seen in some of the Asian countries has spread throughout the region and could have an effect on our economy in 1998. Inflation could drop below 2% with enough of a slowdown.

In the corporate and mortgage-backed market, spreads were historically narrow for virtually the entire year and few opportunities to improve returns were available. Spreads did widen substantially at the fiscal-year end, but it happened too suddenly to affect our returns. Turmoil in the Asian markets and the fear that corporate profitability in 1998 will be hurt were the primary cause. Mortgage-backed securities widened in sympathy, with the rationale of lower interest rates sparking a wave of prepayments.

Restructuring the Fund from long-term to intermediate required a significant change in composition. Approximately $50 million of long-term corporates were sold, including large positions in Banc One, W.R. Berkley, Prudential and Seagrams. New names added in the intermediate part of the curve included Hanson, Hilton Hotels, McGraw-Hill and ITT Rayonier among others. Because of the narrowness of spreads and increasing risk, positions in corporates and mortgage-backed securities were reduced. U.S. Treasuries now comprise 18% of the portfolio. The recent widening in spreads appears to present an opportunity for the Fund, but I intend to wait for some signs of stability in the Asian markets and a clearer picture of how much of a slowdown can be expected in 1998.

DOUGLAS E. KITCHEN, CFA - PORTFOLIO MANAGER

PORTFOLIO VALUE   $124,335,565

                                FUND COMPOSITION
                               (SUBJECT TO CHANGE)

                                   PIE CHART:
Other assets less liabilities   0.7%

Corporate bonds   72.2%

U.S. government obligations   17.9%

Canadian bonds   4.8%

Mortgage-backed securities   4.4%

                     AVERAGE ANNUAL (COMPOUND) TOTAL RETURN
                           FOR PERIODS ENDED 10/31/97
                    $1,000            $100             $1,000
                   LUMP SUM          MONTHLY          LUMP SUM
                  INVESTMENT       INVESTMENT        INVESTMENT
     YEARS          W/O SC*          W/O SC*           W/SC**
       1             8.33%           11.22%             3.46%
       5             7.02%            7.67%             6.04%
      10             8.81%            8.28%             8.32%

*  These returns do not reflect the effects of sales charges.
** Assumes a 4.5% sales charge was paid, which has the most dramatic effect on the one-year performance figures.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

                                FUND PERFORMANCE

BAR CHART:
           1987  1988  1989  1990  1991  1992  1993  1994  1995  1996  1997
      CPI 10000 10425 10903 11598 11925 12319 12658 12997 13353 13753 14014
LBLTG/CBI 10000 11163 12916 13114 15591 17405 21274 18986 23955 25007 28058
  LBG/CBI 10000 11062 12406 13088 15100 16772 19063 18179 21116 22254 24216
     FUND  9550 10695 11734 12420 14293 15844 18001 16234 19547 20534 22245


Comparative performance of $10,000 invested in the Nationwide(R) Bond Fund, the Lehman Brothers Long-Term Government/Corporate Bond Index*, the Lehman Brothers Government/Corporate Bond Index**, and the Consumer Price Index***
(CPI) over a 10-year period ended 10/31/97. Unlike our Fund, these indices do not reflect any fees, expenses or sales charges.
* The Lehman Brothers Long-Term Gov't./Corp. Bond Index consists of U.S. government and corporate bonds with maturities of 10 years or more and outstanding par value of at least $100 million. All returns are market value-weighted inclusive of accrued interest.
** The Lehman Brothers Gov't./Corp. Bond Index is the new index for the Fund. It is the same as the above index except maturities of the securities are one year and greater.
*** The CPI represents changes in prices of all goods and services purchased for consumption by urban households.

      STATEMENT OF INVESTMENTS - NATIONWIDE(R)BOND FUND - OCTOBER 31, 1997

PRINCIPAL     SECURITY                                                    VALUE
              CANADIAN GOVERNMENT BONDS (4.8%)
              GOVERNMENT (4.8%)
$2,000,000      Hydro-Quebec, 8.05%, 07/07/24                      $  2,270,060
 1,000,000      Quebec (Prov. of), 8.625%, 01/19/05                   1,124,637
 2,250,000      Quebec (Prov. of), 8.625%, 01/19/05                   2,574,468
                                                                   ------------
TOTAL CANADIAN GOVERNMENT BONDS
 (cost $5,550,902)                                                     5,969,165
                                                                   ------------

              CORPORATE BONDS (72.2%)
              BANKS (2.5%)
 3,000,000     Toronto-Dominion Bank,
                7.875%, 08/15/04                                      3,092,556
                                                                   ------------

              BROKER-DEALERS (5.8%)
 2,000,000      Bear Stearns Companies, Inc.,
                  8.750%, 03/15/04                                    2,230,346
 1,000,000      Lehman Brothers Holdings, Inc.,
                  11.625%, 05/15/05                                   1,286,294
 3,000,000      Morgan Stanley Group, Inc.,
                  10.00%, 06/15/08                                    3,748,467
                                                                   ------------
                                                                      7,265,107
                                                                   ------------

              BUILDING MATERIALS (6.4%)
 4,000,000      Armstrong World Industries, Inc.,
                  9.75%, 04/15/08                                     4,980,704
 3,000,000      Hanson Overseas Sr. Note,
                  6.75%, 09/15/05                                     3,026,925
                                                                   ------------
                                                                      8,007,629
                                                                   ------------

              CHEMICALS (2.5%)
 3,000,000      ICI Wilmington, Inc., 7.50%, 01/15/02                 3,137,112
                                                                   ------------

              DIVERSIFIED FINANCE (5.8%)
 4,000,000      Alco Capital Resources, Inc.,
                  5.51%, 02/22/99                                     3,977,656
 2,000,000      Ford Capital BV Notes,
                  10.125%, 11/15/00                                   2,217,884
 1,000,000      General Electric Capital Corp.,
                  8.75%, 09/25/00                                     1,064,765
                                                                   ------------
                                                                      7,260,305
                                                                   ------------

              HEALTH CARE (1.9%)
 2,000,000      Kaiser Foundation, 9.55%, 07/15/05                    2,380,152
                                                                   ------------

              HOTELS/MOTELS (2.5%)
 3,000,000      Hilton Hotels Corp.,
                  7.375%, 06/01/02                                    3,076,665
                                                                   ------------

              INSURANCE (9.1%)
 4,000,000      AMBAC Inc., 9.375%, 08/01/11                          4,996,248
 2,000,000      Equitable of Iowa Companies,
                  8.50%, 02/15/05                                     2,200,064
 3,515,000      Loews Corp., 8.875%, 04/15/11                         4,156,480
                                                                   ------------
                                                                     11,352,792
                                                                   ------------

              OIL & GAS (0.9%)
 1,000,000      Petro-Canada Notes,
                  8.60%, 10/15/01                                     1,080,870
                                                                   ------------

              PAPER AND FOREST PRODUCTS (4.7%)
 3,000,000      ITT Rayonier Inc., 7.50%, 10/15/02                    3,142,902
 2,500,000      Temple-Inland Inc., 9.00%, 05/01/01                   2,720,585
                                                                   ------------
                                                                      5,863,487
                                                                   ------------

PRINCIPAL     SECURITY                                                    VALUE
              PUBLISHING (2.6%)
$ 3,000,000     McGraw-Hill Inc.,
                  9.43%, 09/01/00                                  $  3,241,347
                                                                   ------------

              RETAIL TRADE (3.7%)
  2,000,000     Dayton Hudson Co.,
                  9.25%, 08/15/11                                     2,439,554
  2,000,000     J.C. Penney, 7.40%, 04/01/37                          2,113,916
                                                                   ------------
                                                                      4,553,470
                                                                   ------------

              TELECOMMUNICATIONS (3.5%)
  1,000,000     Nynex Capital Funding Corp.,
                  8.24%, 10/17/01                                     1,069,817
  3,000,000     Rochester Telephone Corp.,
                  8.77%, 04/16/01                                     3,240,930
                                                                   ------------
                                                                      4,310,747
                                                                   ------------

              TRANSPORTATION (3.2%)
  1,500,000     American Airlines, 10.33%, 03/04/05                   1,785,762
  2,000,000     CSX Corp., 7.25%, 05/01/27                            2,151,484
                                                                   ------------
                                                                      3,937,246
                                                                   ------------

              UTILITIES (4.5%)
  2,000,000     Equitable Resources,
                  7.50%, 07/01/99                                     2,042,784
  2,000,000     Northwest National Gas,
                  9.75%, 07/01/15                                     2,221,714
  1,250,000     Pacific Gas & Electric Co.,
                  8.75%, 01/01/01                                     1,341,890
                                                                   ------------
                                                                      5,606,388
                                                                   ------------

              OTHER (12.6%)
  4,000,000     English China Clays Delaware,
                  Inc., 7.375%, 10/01/02                              4,169,792
  3,000,000     Mayne Nickless Notes,
                  6.25%, 02/01/06                                     2,935,560
  2,260,000     Ryder System, Inc.,
                  7.56%, 08/15/00                                     2,343,810
  2,000,000     VF Corporation,
                  9.50%, 05/01/01                                     2,210,472
  3,500,000     Waste Management, Inc.,
                  8.75%, 05/01/18                                     3,962,606
                                                                   ------------
                                                                     15,622,240
                                                                   ------------
TOTAL CORPORATE BONDS (cost $86,347,107)                             89,788,113
                                                                   ------------

              MORTGAGE-BACKED SECURITIES (4.4%)
    500,000     FHLMC REMIC 1360-VK,
                  7.500%, 08/15/07                                      506,224
    156,366     FHLMC-GNMA 29X,
                  6.75%, 02/25/23                                       157,839
    312,731     FHLMC-GNMA 29Z, 6.75%, 04/25/24                         305,443
  1,119,000     FNMA REMIC 1992-145E,
                  7.00%, 08/25/22                                     1,124,356
    646,000     FNMA REMIC G1992-15G,
                  7.00%, 04/25/20                                       654,208
    389,016     FNMA REMIC G1992-64M,
                  7.00%, 11/25/22                                       385,137
  2,396,000     FNMA REMIC S G93-10E,
                  5.00%, 04/25/20                                     2,332,961
                                                                   ------------
TOTAL MORTGAGE-BACKED SECURITIES (cost $5,352,061)                    5,466,168
                                                                   ------------

              U.S. GOVERNMENT OBLIGATIONS (17.9%)
 14,250,000     U.S. Treasury Bond, 8.75%, 05/15/17                  18,311,250
  4,000,000     U.S. Treasury Note,
                  5.625%, 11/30/98                                    4,001,248
                                                                   ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (cost $21,832,843)                                                  22,312,498
                                                                   ------------

PRINCIPAL     SECURITY                                                    VALUE
              COMMERCIAL PAPER (0.6%)
$800,000        Koch Industries Private Placement,
                  5.68%, 11/03/1997
                  (cost $799,748)                                  $    799,621
                                                                   ------------
TOTAL INVESTMENTS (cost $119,832,661)                              $124,335,565
                                                                   ============

----------------
The abbreviations in the above statement stand for the following:
  FHLMC        Federal Home Loan Mortgage Corp.
  REMIC        Real Estate Mortgage Investment Conduit
  FNMA         Federal National Mortgage Association

Cost also represents cost for federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

NATIONWIDE(R) INVESTING FOUNDATION II

                       NATIONWIDE(R) TAX-FREE INCOME FUND

                              MANAGEMENT DISCUSSION
                               OF FUND PERFORMANCE
The Nationwide Tax-Free Income Fund's total return for the year ended October 31, 1997, was 7.72% without sales change and assuming all distributions were reinvested, while the Lehman Brothers Municipal Bond Index returned 8.49%.

The Municipal Bond Market experienced an active yet volatile year characterized by a combination of declining interest rates and a large level of issuance. The Bond-Buyer 11 General Obligation Municipal Bond Index fell from 5.60% to 5.28%, a 0.32% decline. The decline wasn't a smooth one as the index rose as high as 5.79% in early April and saw a low of 5.15% by the end of July. The yield on the most current U.S. Treasury 30-year bond also fell from 6.65% to 6.15%, a 0.50% decline. The most current U.S. Treasury 30-year bond saw its highest yield of 7.11% during April as well and its low of 6.15% in late October. Municipal bonds underperformed U.S. Treasuries during the period.

As 1997 began, a Democratic President and a Republican Majority were returned to Washington and the economy was growing at a slow, manageable, noninflationary pace. The markets reacted favorably to these events with stable to declining interest rates. However, during the first quarter of the calendar year, economic statistics began to show signs of an economy that may be overheating, and on March 25, in a preemptive move against inflationary concerns, the Federal Reserve raised the Federal funds rate 0.25%. The move appeared to be justified as during the following months inflationary measures remained remarkably tame. In late April, the announcement of a balanced budget agreement also overshadowed concerns about the growth rate.

During the latter part of October, the Equity markets experienced a sell-off that prompted investors to a flight to quality in U.S. Treasury securities. This movement helped to sustain the lower yields and higher prices in the bond markets. This volatility in the worldwide financial markets, however, has significantly reduced the threat of another preemptive rate hike from the Federal Reserve to slow the growth in U.S. economy.

Municipal issuers continued to take advantage of the lower interest rates and propelled municipal volume up 17% for the first 10 months of the calendar year. This increased supply has kept municipal securities from fully participating in the bond market rally. As a consequence, particularly in the long end, municipals have cheapened when compared to Treasury securities.

The management of the Fund will continue to monitor developments in the market and to look for opportunities that will produce positive performance in the long-run. The average credit quality of the Fund is "AA," average coupon is 6.08% and the average weighted maturity is approximately 18 years.

ALPHA L. BENSON, MBA - PORTFOLIO MANAGER

PORTFOLIO VALUE   $254,071,756

                                FUND COMPOSITION
                               (SUBJECT TO CHANGE)

PIE CHART:
Other assets less liabilities   1.0%

Municipal securities   99.0%

                     AVERAGE ANNUAL (COMPOUND) TOTAL RETURN
                           FOR PERIODS ENDED 10/31/97
                    $1,000            $100             $1,000
                   LUMP SUM          MONTHLY          LUMP SUM
                  INVESTMENT       INVESTMENT        INVESTMENT
     YEARS          W/O SC*          W/O SC*           W/SC**
       1             7.72%            8.71%             2.72%
       5             6.78%            6.46%             6.63%
      10             8.18%            7.16%             8.18%

*  These returns do not reflect the effects of sales charges.
** Assumes the applicable contingent deferred sales charge (CDSC) was paid on withdrawals, which has the most dramatic effect on the one-year performance figures. The CDSC declines from 5% in the first year to 0% after 5 years.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

                                FUND PERFORMANCE

BAR CHART:
       1987  1988  1989  1990  1991  1992  1993  1994  1995  1996  1997
  CPI 10000 10425 10903 11598 11928 12319 12658 12997 13353 13753 14014
 FUND 10000 11629 12529 13191 14763 15823 18507 16890 19366 20393 21969
LBMBI 10000 11456 12383 13302 14921 16174 18450 17646 20266 21421 23241

Comparative performance of $10,000 invested in the Nationwide(R) Tax-Free
Income Fund, the Lehman Brothers Municipal Bond Index* (LBMBI) and the Consumer Price Index (CPI)** over a 10-year period ended 10/31/97. Unlike our Fund, these indices do not reflect any fees, expenses or sales charges.
* The LBMBI consists of investment grade tax-exempt bonds and includes securities with at least one year to maturity and at least $100 million in par value outstanding.
** The CPI represents changes in prices of all goods and services purchased for consumption by urban households.

STATEMENT OF INVESTMENTS - NATIONWIDE(R)TAX-FREE INCOME FUND - OCTOBER 31, 1997
PRINCIPAL     SECURITY                                                    VALUE
              LONG-TERM MUNICIPAL SECURITIES (99.0%)
              ALABAMA (4.8%)
$3,000,000      Alabama Housing Finance Authority
                  Single-Family Mortgage
                  Revenue Bonds (Collateralized
                  Home Mortgage Revenue
                  Bond Program), 1996 Series D,
                  6.00%, 2016                                      $  3,142,500

 1,100,000      Birmingham, Alabama General
                  Obligation Parking Warrants,
                  Series 1995-A, 5.90%, 2018                          1,139,875
 2,500,000      Birmingham, Alabama General
                  Obligation Refunding
                  Revenue, Series 1992 B,
                  6.25%, 2016                                         2,653,125
 2,480,000      Birmingham, Alabama Water Works
                  & Sewer Board Refunding
                  Revenue, Series 1992,
                  6.125%, 2012                                        2,604,000
 2,500,000      Huntsville, Alabama General
                  Obligation Limited Tax
                  Warrants, Series 1992 A,
                  6.00%, 2012                                         2,650,000
                                                                   ------------
                                                                     12,189,500
                                                                   ------------

              ARIZONA (1.0%)
 2,500,000      Salt River Project Agricultural
                  Improvement & Power District,
                  Arizona Electric System Revenue
                  Bonds, Series 1992 C,
                  6.20%, 2012                                         2,662,500
                                                                   ------------

              COLORADO (0.1%)
   340,000      Colorado Housing Finance Authority
                  Single-Family Housing Revenue
                  Refunding Bonds, Series 1991-A,
                  7.15%, 2014                                           364,225
                                                                   ------------

              CONNECTICUT (1.8%)
 4,220,000      Connecticut Housing Finance Authority
                  Housing Mortgage Finance Program
                  Bonds, Series 1992-B,
                  6.70%, 2012                                         4,547,050
                                                                   ------------

              FLORIDA (1.0%)
 2,400,000      Jacksonville, Florida Electric Authority
                  Bulk Power Revenue Bonds, (Scherer 4
                  Project, Issue One, Series 1991-A),
                  7.00%, 2012                                         2,622,000
                                                                   ------------

              GEORGIA (2.6%)
 1,250,000      Columbus, Georgia Building Authority
                  Lease Revenue Bonds, Series 1997A,
                  5.65%, 2017                                         1,282,812
 1,210,000      Dekalb County, Georgia General
                  Obligation Refunding Bonds,
                  6.00%, 2012                                         1,278,062
 2,750,000      Georgia Municipal Electric Authority
                  Power Revenue Bonds,
                  Series 1991-V, 6.60%, 2018                          3,162,500
   955,000      Georgia Residential Financial
                  Authority Revenue Bonds,
                  Series A, 7.50%, 2017                               1,013,494
                                                                   ------------
                                                                      6,736,868
                                                                   ------------

PRINCIPAL     SECURITY                                                    VALUE
              ILLINOIS (10.1%)
$2,050,000      Chicago Park District, Illinois General
                  Obligation Unlimited Tax Park Bonds,
                  Series 1996, 5.60%, 2021                         $  2,075,625
 2,185,000      Illinois Educational Facility Authority
                  Revenue, Series 1991-A, Loyola
                  University, 7.125%, 2021                            2,439,006
 2,500,000      Illinois State Build Illinois Bonds Sales
                  Tax Revenue, Series V,
                  6.375%, 2017                                        2,703,125
 7,500,000      Illinois State Build Illinois Bonds Sales
                  Tax Revenue, Series O,
                  6.00%, 2018                                         7,818,750
 1,000,000      Palatine, Illinois Corporate Purpose
                  General Obligation Bonds,
                  Series 1985, 9.90%, 2016                            1,128,750
 2,500,000      Illinois State General Obligation Bonds,
                  Series of December 1995,
                  5.125%, 2017                                        2,459,375
 4,000,000      Illinois State General Obligation Bonds,
                  Series of May 1996, 5.75%, 2017                     4,155,000
 3,000,000      Illinois State General Obligation Bonds,
                  Series of March 1994, 5.80%, 2019                   3,082,500
                                                                   ------------
                                                                     25,862,131
                                                                   ------------

               INDIANA (2.9%)
 5,335,000      Indiana State Toll Road Commission
                  East-West Toll Road Revenue Bonds,
                  Series 1980, 9.00%, 2015                            7,475,669
                                                                   ------------

               KENTUCKY (1.4%)
 3,250,000      Jefferson County, Kentucky Jewish
                  Hospital Healthcare Services Health
                  Facilities Revenue Bonds, Series 1995,
                  6.50%, 2015                                         3,522,187
                                                                   ------------

               MASSACHUSETTS (2.4%)
 2,525,000      Massachusetts State General Obligation
                  Bonds Consolidated Loan,
                  Series 1992-B, 6.50%, 2013                          2,780,656
 3,000,000      Massachusetts State General Obligation
                  Refunding Bonds, 1997 Series A,
                  5.75%, 2010                                         3,262,500
                                                                   ------------
                                                                      6,043,156
                                                                   ------------

              MICHIGAN (3.4%)
 3,500,000      Cheboygan, Michigan Area Schools
                  General Obligation Unlimited Tax,
                  5.60%, 2021                                         3,561,250
 3,500,000      Michigan State General Obligation
                  Bonds, Environmental Protection
                  Program, Series 1992,
                  6.25%, 2012                                         4,007,500
 1,150,000      University of Michigan Higher
                  Education Housing Revenue Bonds,
                  Series 1996A, 5.125%, 2015                          1,151,438
                                                                   ------------
                                                                      8,720,188
                                                                   ------------

              MINNESOTA (2.4%)
 2,095,000      Minnesota Housing Finance Agency
                  Rental Housing Revenue Bonds,
                  Series 1995 D, 5.90%, 2015                          2,173,563
 3,790,000      Minnesota State Housing Finance
                  Agency Single Family Mortgage
                  Revenue Bonds, Series 1994 K,
                  6.40%, 2015                                         4,022,137
                                                                   ------------
                                                                      6,195,700
                                                                   ------------

PRINCIPAL     SECURITY                                                    VALUE
              MISSOURI (0.8%)
$2,000,000     Missouri State Environmental
                  Improvement & Energy Resources
                  Authority Water Pollution Control
                  Revenue Bonds, 6.55%, 2014                       $  2,162,500
                                                                   ------------

              NEBRASKA (2.0%)
 5,000,000      Nebraska Public Power District Power
                  Supply System Revenue Bonds,
                  Series 1993, 6.125%, 2015                           5,331,250
                                                                   ------------

              NORTH CAROLINA (8.5%)
 5,000,000      Charlotte-Mecklenburg Hospital
                  Authority, North Carolina, Carolinas
                  Healthcare System, Health Care
                  Revenue Bonds, Series 1997A,
                  5.125%, 2022                                        4,800,000
 3,460,000      North Carolina Housing Finance
                  Agency Multi-Family Revenue
                  Refunding Bonds, Series H,
                  5.95%, 2021                                         3,611,375
 2,185,000      North Carolina Housing Finance
                  Agency Single-Family Revenue
                  Bonds, Series GG, 5.90%, 2013                       2,283,325
 2,020,000      North Carolina Housing Finance
                  Agency Single-Family Revenue Bonds,
                  Series AA, 6.25%, 2017                              2,153,825
 1,745,000      North Carolina Housing Finance
                  Agency Single-Family Revenue Bonds,
                  Series J, 7.40%, 2022                               1,821,344
 1,695,000      North Carolina Housing Finance Agency
                  Single-Family Revenue Bonds,
                  Series N, 7.40%, 2028                               1,794,581
 2,000,000      North Carolina Medical Care
                  Commission Hospital Revenue
                  Refunding Bonds, Series 1992 A
                  (North Carolina Baptist Hospitals
                  Project), 6.375%, 2014                              2,135,000
 1,000,000      North Carolina Medical Care Commission
                  Hospital Revenue Bonds, Duke
                  University Hospital Project, Series C,
                  5.25%, 2017                                           985,000
 1,080,000      University of North Carolina at Chapel
                  Hill Dining System Revenue Bonds,
                  Series 1997, 5.40%, 2016                            1,113,750
 1,140,000      University of North Carolina at Chapel
                  Hill Dining System Revenue Bonds,
                  Series 1997, 5.40%, 2017                            1,159,950
                                                                   ------------
                                                                     21,858,150
                                                                   ------------

              OHIO (2.6%)
 1,760,000      Columbus, Ohio General Obligation
                  Various Purpose Bonds,
                  8.125%, 2006                                        2,204,400
 1,100,000      Franklin County, Ohio Hospital
                  Refunding and Improvement
                  Revenue Bonds (The Children's
                  Hospital Project), 1996 Series A,
                  5.75%, 2020                                         1,122,000
 1,225,000      Ohio Housing Finance Agency
                  Mortgage Revenue Bonds
                  Residential Mortgage Backed
                  Securities, Series A-1, 5.70%, 2017                 1,252,563
 2,000,000      Ohio Turnpike Commission Turnpike
                  Revenue Bonds, 1996 Series A,
                  5.70%, 2017                                         2,067,500
                                                                   ------------
                                                                      6,646,463
                                                                   ------------

PRINCIPAL     SECURITY                                                    VALUE
              PENNSYLVANIA (6.3%)
$2,000,000      Pennsylvania General Obligation
                  Bonds, Second Series of 1995,
                  5.00%, 2012                                      $  1,990,000

 4,500,000      Pennsylvania Higher Educational
                  Facilities Authority, The University of
                  Pennsylvania Health Services
                  Revenue Bonds, Series A of 1996,
                  5.875%, 2015                                        4,708,125
 1,500,000      Pennsylvania Housing Finance Agency
                  Rental Housing Refunding Revenue
                  Bonds, Issue 1992, 6.25%, 2007                      1,591,875
 4,055,000      Pennsylvania Housing Finance Agency
                  Rental Housing Refunding Revenue
                  Bonds, Issue 1992, 6.40%, 2012                      4,267,888
 2,000,000      Pennsylvania State Turnpike Commission
                  Oil Franchise Tax Revenue, Series A,
                  6.00%, 2014                                         2,122,500
 1,500,000      Pittsburgh, Pennsylvania Water and
                  Sewer Authority, Water and Sewer
                  System First Lien Revenue Bonds,
                  Series A of 1995, 5.50%, 2015                       1,520,625
                                                                   ------------
                                                                     16,201,013
                                                                   ------------

              SOUTH CAROLINA (5.1%)
 4,980,000      Charleston, South Carolina Waterworks
                  & Sewer System Refunding & Capital
                  Improvement Revenue Bonds,
                  Series 1991, 6.00%, 2018                            5,210,325
 1,400,000      Greenville, South Carolina Hospital
                  System Revenue Bonds Hospital
                  Facilities, Series B, 5.25%, 2017                   1,379,000
 1,500,000      South Carolina State Housing Finance
                  & Development Authority Multi-Family
                  Development Revenue Refunding,
                  Series 1992-A, 6.875%, 2023                         1,588,125
 2,075,000      South Carolina State Housing Finance
                  & Development Authority Homeownership
                  Mortgage Purchase Bonds, Series
                  1994 A, 6.375%, 2016                                2,176,156
 1,500,000      Spartanburg, South Carolina Water
                  System Improvement & Refunding
                  Revenue Bonds, Series 1992,
                  6.25%, 2017                                         1,626,519
 1,000,000      Spartanburg, South Carolina Water
                  System Revenue Bonds, Series 1996,
                  6.10%, 2021                                         1,112,500
                                                                   ------------
                                                                     13,092,625
                                                                   ------------

              TENNESSEE (1.4%)
 1,430,000      Nashville & Davidson County,
                  Tennessee Health & Educational
                  Facilities Revenue Bonds, Series
                  1979, 7.875%, 2004                                  1,605,175
 1,000,000      Nashville & Davidson County,
                  Tennessee General Obligation
                  Multi-Purpose Improvement Bonds,
                  Series 1994, 6.125%, 2014                           1,091,250
 1,000,000      Shelby County, Tennessee General
                  Obligation Public Improvement Bonds,
                  1996 Series A, 5.85%, 2017                          1,038,750
                                                                   ------------
                                                                      3,735,175
                                                                   ------------

PRINCIPAL     SECURITY                                                    VALUE
              TEXAS (18.5%)
$2,325,000      Beaumont Independent School District,
                  Texas Unlimited Tax School Building,
                  Series 1996, 5.00%, 2016                         $  2,258,156
 1,000,000      Carrollton-Farmers Branch Independent
                  School District, Texas General
                  Obligation Permanent School Fund
                  Guarantee, Series 1996,
                  5.70%, 2017                                         1,026,250
 1,100,000      Cypress-Fairbanks Independent School
                  District, Texas General Obligation
                  Permanent School Fund Guarantee,
                  Series 1996, 5.375%, 2019                           1,097,250
 2,300,000      Fort Bend Independent School District,
                  Texas General Obligation Permanent
                  School Fund Guarantee, Series 1996,
                  5.00%, 2018                                         2,205,125
 1,350,000      Fort Worth, Texas General Obligation
                  Limited Tax Bonds, 5.625%, 2017                     1,383,750
 5,325,000      Harris County, Texas Health Facilities
                  Development Corporation Revenue
                  School Health Care Systems, Series B,
                  5.75%, 2027                                         5,451,469
 2,500,000      Houston Independent School District,
                  Texas Limited Tax School House
                  Refunding Bonds, Series 1997,
                  5.375%, 2017                                        2,506,250
 7,720,000      Houston, Texas Water & Sewer Junior
                  Lien Revenue Refunding, Series 1991-C,
                  6.375%, 2017                                        8,327,600
   490,000      Lower Colorado River Authority Texas
                  Junior Lien Refunding Revenue Bonds,
                  Series 1992 (ETM), 6.00%, 2017                        539,000
 2,630,000      Lower Colorado River Authority Texas
                  Junior Lien Refunding Revenue Bonds,
                  Series 1992 (Unrefunded),
                  6.00%, 2017                                         2,695,750
 4,000,000      San Antonio, Texas General Obligation
                  General Improvement and Refunding
                  Bonds, Series 1996A, 5.00%, 2016                    3,895,000
 2,000,000      Texas A&M University System Board of
                  Regents Revenue Financing System
                  Bonds, Series 1996, 5.375%, 2014                    2,040,000
 3,175,000      Texas State Water Development Bonds,
                  Series 1994, 6.90%, 2017                            3,544,094
 2,810,000      Texas State Water Development Board
                  State Revolving Fund Senior Lien
                  Revenue Bonds, Program Series 1997A,
                  5.25%, 2019                                         2,781,900
 1,000,000      Texas State Public Finance Authority
                  General Obligation Refunding Bonds,
                  Series 1995A, 6.00%, 2014                           1,056,250
 2,000,000      University of Texas System Permanent
                  University Fund Bonds, Series 1992B,
                  6.25%, 2013                                         2,162,500
 1,090,000      Weatherford, Texas Independent School
                  District Unlimited Tax School Building
                  and Refunding Bonds, Series 1994,
                  6.40%, 2012                                         1,181,287
 3,000,000      Weatherford, Texas Independent School
                  District Unlimited Tax School Building
                  and Refunding Bonds, Series 1994,
                  6.50%, 2015                                         3,270,000
                                                                   ------------
                                                                     47,421,631
                                                                   ------------

              UTAH (0.4%)
 1,080,000      Intermountain Power Agency, Utah
                  Power Supply Revenue Refunding
                  Bonds, Series 1993-A,
                  5.50%, 2020                                         1,069,200
                                                                   ------------

PRINCIPAL     SECURITY                                                    VALUE
              VIRGINIA (11.4%)
$1,500,000      Fairfax County, Virginia Water Authority
                  Water Refunding Revenue
                  Series 1992, 6.00%, 2022                         $  1,628,775
 4,250,000      Henrico County, Virginia Water and
                  Sewer System Refunding Revenue
                  Bonds, Series 1994, 5.875%, 2014                    4,372,188
 1,985,000      Newport News, Virgina General
                  Improvement Bonds, Series 1993 E,
                  5.20%, 2013                                         2,017,256
 3,000,000      Richmond, Virginia General Obligation
                  Public Improvement Refunding Bonds,
                  Series 1991-B, 6.25%, 2018                          3,157,500
 1,000,000      Virginia Housing Development Authority
                  Commonwealth Mortgage Bonds,
                  Series B Subseries B-2,
                  6.50%, 2010                                         1,100,000
 1,080,000      Virginia Housing Development Authority
                  Commonwealth Mortgage Bonds,
                  Series 1995-D, Subseries D-1,
                  5.95%, 2013                                         1,125,900
 2,000,000      Virginia Housing Development Authority
                  Commonwealth Mortgage Bonds,
                  Series 1992 C Subseries C-7,
                  6.30%, 2015                                         2,087,500
 1,000,000      Virginia Housing Development Authority
                  Commonwealth Mortgage Bonds,
                  Series 1995 B Subseries B-3,
                  6.35%, 2015                                         1,065,000
 1,930,000      Virginia Housing Development Authority
                  Commonwealth Mortgage Bonds,
                  Series 1995 B Subseries B-3,
                  6.35%, 2016                                         2,055,450
 5,500,000      Virginia Housing Development Authority
                  Commonwealth Mortgage Bonds,
                  Series 1992 A, 7.10%, 2022                          5,864,375
 2,000,000      Virginia Public School Authority School
                  Financing Bonds (1991 Resolution),
                  Series 1994 A, 6.20%, 2013                          2,147,500
 2,595,000      Virginia Public School Authority School
                  Financing Bonds (1991 Resolution),
                  Series 1995 C, 5.00%, 2016                          2,526,881
                                                                   ------------
                                                                     29,148,325
                                                                   ------------

              WASHINGTON (4.4%)
 1,500,000      King County, Washington Limited Tax
                  General Obligation Refunding Bonds,
                  1996 Series C, 5.25%, 2021                          1,501,875
 6,150,000      Seattle, Washington Water System
                  and Refunding Revenue Bonds,
                  1993, 5.50%, 2018                                   6,196,125
 3,500,000      Washington State Motor Vehicle Fuel
                  Tax General Obligation Bonds,
                  Series 1997 D, 5.375%, 2022                         3,513,125
                                                                   ------------
                                                                     11,211,125
                                                                   ------------

PRINCIPAL     SECURITY                                                    VALUE

              WISCONSIN (3.6%)
$1,000,000      Wisconsin Housing and Economic
                  Development Authority Home
                  Ownership Revenue Bonds,
                  Series A, 5.65%, 2010                            $  1,051,250
 2,000,000      Wisconsin State General Obligation,
                  Series 1992-A, 6.30%, 2011                          2,162,500
 2,000,000      Wisconsin State General Obligation
                  Bonds of 1994, Series A,
                  5.00%, 2014                                         1,970,000
 1,500,000      Wisconsin State Transportation
                  Revenue Bonds,1994 Series A,
                  5.50%, 2011                                         1,522,500
 2,500,000      Wisconsin State Transportation Revenue
                  Bonds, Series A, 5.50%, 2012                        2,546,875
                                                                   ------------
                                                                      9,253,125
                                                                   ------------
TOTAL LONG-TERM MUNICIPAL SECURITIES
  (cost $239,111,498)                                              $254,071,756
                                                                   ============

---------------
Cost also represents cost for federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.


Distribution of investments by industry, as a percentage of total investment in securities at value, is as follows:

INDUSTRY                              MARKET VALUE          PERCENT
County/City/School Districts          $ 17,105,568              6.7%
Education                               14,741,025              5.8
Electric Utilities                      14,847,450              5.8
Healthcare/Medical Products              8,973,656              3.5
Hospitals                               16,734,300              6.6
Housing                                 53,436,314             21.0
Miscellaneous                           15,816,250              6.2
Political Subdivisions - City/County    23,637,718              9.3
State Territories and Possessions       32,927,250             13.0
Transportation                          15,735,044              6.2
Water, Sewer, and Combined Utilities    40,117,181             15.9
                                      ------------            -----
                                      $254,071,756            100.0%
                                      ============            =====

NATIONWIDE(R) INVESTING FOUNDATION II

                    NATIONWIDE(R) U.S. GOVERNMENT INCOME FUND

                              MANAGEMENT DISCUSSION
                               OF FUND PERFORMANCE

The Nationwide U.S. Government Income Fund's total return for the year ended October 31, 1997, was 8.86% without sales charge and assuming all distributions were reinvested, while its new index, the Merrill Lynch Government Master Index, returned 8.67%. The new index is more reflective of our investment policies.

Shareholders who stayed in the Fund for the entire period were rewarded after a difficult first six months when intermediate-term interest rates rose 0.4%-0.5%. The second half of the period was more favorable as intermediate interest rates dropped 0.5%-0.9% and longer rates dropped by approximately 0.8%.

The higher prices for bonds in the second half was the result of several factors. The most notable factor was the continued release of favorable inflation reports in spite of low unemployment and significant growth in the overall economy. Another important factor is the perception that the Federal Reserve will not act to raise rates until clear signs of inflationary pressures are present. The Federal Reserve's stance combined with favorable inflation reports has led to a significantly flatter yield curve. Finally, the U.S. government market has been the beneficiary of a flight to quality as the result of increased turmoil in world equity markets.

The U.S. Government Income Fund benefited from its weighting in the Collateralized Mortgage Obligation (CMO) market during the period and the shift out of callable into non-callable Agency notes. Approximately 77% of portfolio assets are invested in the CMO market, and 19% of Fund assets are invested in U.S. government and agency obligations. The remainder of Fund assets are held in repurchase agreements.

PORTFOLIO MANAGERS:
KIMBERLY A. BINGLE, CFA, FLMI
WAYNE T. FRISBEE, CFA
GARY R. HUNT, MBA


PORTFOLIO VALUE   $41,268,812

                                FUND COMPOSITION
                               (SUBJECT TO CHANGE)

PIE CHART:
Other assets less liabilities   4.9%

Mortgage-backed securities   76.4%

U.S. government and agency long-term obligations   18.7%

                     AVERAGE ANNUAL (COMPOUND) TOTAL RETURN
                           FOR PERIODS ENDED 10/31/97
                    $1,000            $100             $1,000
                   LUMP SUM          MONTHLY          LUMP SUM
                  INVESTMENT       INVESTMENT        INVESTMENT
     YEARS          W/O SC*          W/O SC*           W/SC**
       1             8.86%           11.36%             3.86%
       5             7.09%            7.77%             6.94%
     Life            7.17%            7.60%             7.17%
(5 years, 8 months)

*  These returns do not reflect the effects of sales charges.
** Assumes the applicable contingent deferred sales charge (CDSC) was paid on withdrawals, which has the most dramatic effect on the one-year performance figures. The CDSC declines from 5% in the first year to 0% after 5 years.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

                                FUND PERFORMANCE

BAR CHART:

          1991     1992     1993     1994     1995    1996     1997
CPI      10000    10223    10504    10785   11081    11413    11629
FUND     10000    10513    11581    11094   12922    13604    14809
LBIGBI   10000    10669    11653    11453   12806    13532    14524
MLGMI    10000    10692    12083    11560   13341    14015    15231

Comparative performance of $10,000 invested in the Nationwide(R) U.S.
Government Income Fund, the Lehman Brothers Intermediate Government Bond Index* (LBIGBI), the Merrill Lynch Government Master Index** (MLGMI) and the Consumer Price Index (CPI)*** since inception (2/10/92) to 10/31/97. Unlike our Fund, these indices do not reflect any fees, expenses or sales charges.
  * The LBIGBI is comprised of U.S. government securities with par values of at least $100 million and maturities of at least one year and up to 10 years.
 ** The MLGMI is the new index for the Fund. It consists of U.S. Treasury notes and bonds with one or more years remaining to final maturity and at least $1 billion in face value outstanding, and U.S. agencies with one or more years remaining to final maturity and at least $100 million in face value outstanding.
*** The CPI represents changes in prices of all goods and services purchased for consumption by urban households.

     STATEMENT OF INVESTMENTS - NATIONWIDE(R) U.S. GOVERNMENT INCOME FUND -
                                OCTOBER 31, 1997
PRINCIPAL     SECURITY                                                    VALUE
              MORTGAGE-BACKED SECURITIES (76.4%)
$5,000,000      FHLMC REMIC Series 1462,
                  Class PT, 7.50%, 01/15/03                         $ 5,140,900
 3,000,000      FHLMC REMIC Series 1313,
                  Class G, 7.25%, 06/15/07                            3,078,597
 4,000,000      FHLMC REMIC Series 1344,
                  Class D, 6.00%, 08/15/07                            3,900,720
 5,000,000      FHLMC REMIC Series 1560,
                  Class PN, 7.00%, 12/15/12                           5,182,150
 3,437,917      FHLMC REMIC Series 31,
                  Class E, 7.55%, 05/15/20                            3,570,404
 1,435,713      FNMA REMIC Series 92-126,
                  Class VB, 8.00%, 07/25/02                           1,494,764
 4,000,000      FNMA REMIC Series 92-151,
                  Class H, 6.00%, 08/25/07                            3,903,240
   334,190      FNMA REMIC Series 1988-25,
                  Class B, 9.25%, 10/25/18                              357,775
 2,166,449      FNMA REMIC Series 1990-7,
                  Class B, 8.50%, 01/25/20                            2,275,177
 2,373,246      FNMA REMIC Series 1992-81,
                  Class Z, 8.50%, 04/25/22                            2,665,968
                                                                    -----------
TOTAL MORTGAGE-BACKED SECURITIES
 (cost $30,165,251)                                                  31,569,695
                                                                    -----------

              U.S GOVERNMENT AND AGENCY
              LONG-TERM OBLIGATIONS (18.7%)
 4,000,000      Federal National Mortgage
                  Association, 7.35%, 03/28/05                        4,296,524
 1,550,000      Federal National Mortgage
                  Association, 7.26%, 10/05/05                        1,558,337
 2,000,000      Resolution Funding STRIPS,
                  0.00%, 07/15/07                                     1,110,738
 2,000,000      Resolution Funding STRIPS,
                  0.00%, 07/15/13                                       743,518
                                                                    -----------
TOTAL U.S. GOVERNMENT AND AGENCY LONG-TERM
  OBLIGATIONS (cost $7,446,092)                                       7,709,117
                                                                    -----------

PRINCIPAL     SECURITY                                                    VALUE
              REPURCHASE AGREEMENT (4.8%)
$1,990,000      UBS Securities 5.63%, 11/03/97,
                  Collateralized by $1,964,000
                  U.S. Treasury Note,
                  6.375%, 01/15/00, market value
                  $2,030,285 (cost $1,990,000)                      $ 1,990,000
                                                                    -----------

TOTAL INVESTMENTS (cost $39,601,343)                                $41,268,812
                                                                    ===========

-----------------
The abbreviations in the above statement stand for the following:
  FNMA         Federal National Mortgage Association
  FHLMC        Federal Home Loan Mortgage Corporation
  REMIC        Real Estate Mortgage Investment Conduit

Cost also represents cost for federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

NATIONWIDE(R) INVESTING FOUNDATION

                         NATIONWIDE(R) MONEY MARKET FUND
                              MANAGEMENT DISCUSSION
                               OF FUND PERFORMANCE

The net assets of Nationwide Money Market Fund ended the fiscal year at $820.7 million. They were $729.5 million a year ago. Mutual fund assets have seen consistent growth during the year. Much of the growth is attributed to an increase in individual retirement savings utilizing payroll deductions. The average annual total return for the year ended October 31, 1997, was 5.07% versus 2.08% for the Consumer Price Index; the seven-day effective yield for the Fund was 5.15%.

The Fund met its investment objective of providing a high level of current income consistent with capital preservation and maintenance of liquidity. This was achieved by careful investment selection and constant attention to the compliance objectives and policies outlined in the prospectus.

The investment portfolio is well diversified and a laddered approach to maturities was followed. The dollar-weighted average maturity of the Fund remained between approximately 35-45 days. Prime commercial paper provided the best risk/return profile, accounting for its dominant portfolio weighting. The trading range for 30-day prime commercial paper (dealer placed) was between 5.24% and 5.61% for the year.

PATRICIA A. MYNSTER - PORTFOLIO MANAGER
PORTFOLIO VALUE   $821,976,286

                                FUND COMPOSITION
                               (SUBJECT TO CHANGE)

PIE CHART:
Canadian obligations   3.4%

Commercial paper   92.7%

U.S. government and agency obligations and other assets less liabilities   3.9%

                     AVERAGE ANNUAL (COMPOUND) TOTAL RETURN
                           FOR PERIODS ENDED 10/31/97
                           $1,000                 $100
                          LUMP SUM               MONTHLY
                         INVESTMENT            INVESTMENT
     YEARS                 W/O SC*               W/O SC*
       1                    5.07%                 5.13%
       5                    4.30%                 4.83%
      10                    5.47%                 4.86%

*  There are no sales charges in the Nationwide(R) Money Market Fund.

An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share.

                                FUND PERFORMANCE

Bar Chart:
          1987     1988     1989     1990     1991    1992     1993     1994     1995     1996    1997
CPI      10000    10425    10903    11598   11925    12319    12658    12997    13353   13753    14014
FUND     10000    10693    11644    12569   13341    13811    14170    14643    15443   16222    17045

Comparative performance of $10,000 invested in the Nationwide(R) Money Market Fund, and the Consumer Price Index (CPI)* over a 10-year period ended 10/31/97. Unlike our Fund, the CPI does not reflect any fees or expenses.
* The CPI represents changes in prices of all goods and services purchased for consumption by urban households.

  STATEMENT OF INVESTMENTS - NATIONWIDE(R)MONEY MARKET FUND - OCTOBER 31, 1997
PRINCIPAL     SECURITY                                                    VALUE
              CANADIAN OBLIGATIONS (3.4%)
                British Columbia (Providence Of)
$ 8,325,000       5.47%, 01/26/98                                  $  8,216,215
                Canadian Treasury Bills
  7,714,000       5.43%, 11/14/97                                     7,698,874
                Canadian Wheat Board
  2,900,000       5.50%, 12/15/97                                     2,880,506
  5,000,000       5.50%, 12/16/97                                     4,965,625
                Export Development Corp.
  4,500,000       5.56%, 01/22/98                                     4,443,010
                                                                   ------------

TOTAL CANADIAN OBLIGATIONS
  (cost $28,204,230)                                                 28,204,230
                                                                   ------------

              COMMERCIAL PAPER (92.7%)
              AGRICULTURE/SUPPLIES (0.9%)
                Deere & Co.
  7,029,000       5.51%, 11/05/97                                     7,024,697
                                                                   ------------

              AUTO/FINANCE (7.1%)
                Ford Motor Credit Co.
  1,995,000       5.49-5.52%, 11/04/97                                1,994,087
  4,000,000       5.50%, 11/21/97                                     3,987,778
  3,000,000       5.48%, 11/26/97                                     2,988,583
 10,000,000       5.51%, 01/06/98                                     9,898,983
  3,000,000       5.53%, 01/13/98                                     2,966,359
  5,500,000       5.56%, 01/20/98                                     5,432,044
                General Motors Acceptance Corp.
  6,060,000       5.55%, 11/19/97                                     6,043,184
  6,497,000       5.54%, 11/25/97                                     6,473,004
 13,908,000       5.54%, 12/12/97                                    13,820,248
  4,923,000       5.54%, 12/18/97                                     4,887,393
                                                                   ------------
                                                                     58,491,663
                                                                   ------------

              BANKS (9.7%)
                Banc One Corp.
 10,000,000       5.50%, 11/21/97                                     9,969,444
  1,930,000       5.51%, 11/26/97                                     1,922,615
  7,140,000       5.51%, 12/02/97                                     7,106,123
  2,114,000       5.53%, 12/18/97                                     2,098,738
                CoreStates Capital Corp.
  5,000,000       5.51%, 11/03/97                                     4,998,470
                J.P. Morgan & Co.
  5,000,000       5.50%, 11/14/97                                     4,990,070
                National City Credit Corp.
  3,000,000       5.51%, 11/04/97                                     2,998,623
  8,000,000       5.51%, 11/10/97                                     7,988,980
  3,000,000       5.52%, 11/12/97                                     2,994,940
 10,000,000       5.53-5.55%, 12/01/97                                9,953,917
  5,000,000       5.51%, 12/08/97                                     4,971,685
  5,000,000       5.50%, 12/19/97                                     4,963,333
                SunTrust Banks, Inc.
  5,000,000       5.57%, 01/08/98                                     4,947,394
                Toronto-Dominion USA
 10,000,000       5.52-5.54%, 01/07/98                                9,897,267
                                                                   ------------
                                                                     79,801,599
                                                                   ------------

              BROKER/DEALERS (11.0%)
                Bear Stearns Company
  5,000,000       5.52%, 11/03/97                                     4,998,467
 14,000,000       5.51-5.52%, 11/26/97                               13,946,368
  4,000,000       5.50%, 12/09/97                                     3,977,152
  2,603,000       5.52%, 12/16/97                                     2,585,039
  5,000,000       5.60%, 01/09/98                                     4,946,333
                Goldman Sachs Group
  6,221,000       5.49-5.52%, 11/17/97                                6,205,778
 15,053,000       5.50%, 11/18/97                                    15,013,904

PRINCIPAL     SECURITY                                                    VALUE
              BROKER/DEALERS (CONTINUED)
                Merrill Lynch & Co., Inc.
$ 4,000,000       5.53%, 11/19/97                                  $  3,988,940
  5,500,000       5.50-5.53%, 12/12/97                                5,465,361
  5,000,000       5.53%, 01/05/98                                     4,950,076
  8,000,000       5.57-5.61%, 01/12/98                                7,910,640
  4,400,000       5.60%, 01/16/98                                     4,347,982
  2,000,000       5.55%, 02/05/98                                     1,970,400
                Smith Barney, Inc.
 10,000,000       5.51%, 11/12/97                                     9,983,164
                                                                   ------------
                                                                     90,289,604
                                                                   ------------

              CHEMICALS (4.1%)
                Monsanto Co.
  3,000,000       5.50-5.53%, 11/05/97                                2,998,167
  2,000,000       5.51%, 11/12/97                                     1,996,633
 10,000,000       5.50%, 12/03/97                                     9,951,111
 13,450,000       5.48-5.49%, 12/04/97                               13,382,390
  3,750,000       5.50%, 12/08/97                                     3,728,802
                PPG Industries, Inc.
  1,374,000       5.47-5.55%, 11/24/97                                1,369,198
                                                                   ------------
                                                                     33,426,301
                                                                   ------------

              CONSUMER SALES FINANCE (14.3%)
                American Express Credit Corp.
 10,000,000       5.51%, 11/06/97                                     9,992,347
  5,469,000       5.51%, 11/14/97                                     5,458,118
  1,291,000       5.53%, 12/18/97                                     1,281,679
                Associates Corp. of North America
  6,010,000       5.48%, 11/04/97                                     6,007,256
  5,000,000       5.51%, 11/05/97                                     4,996,939
  5,000,000       5.51%, 01/05/98                                     4,950,257
  3,915,000       5.55%, 01/09/98                                     3,873,354
                Avco Financial Services, Inc.
  9,060,000       5.57%, 02/05/98                                     8,925,429
                Beneficial Corp.
 14,737,000       5.51%, 12/01/97                                    14,669,333
  7,000,000       5.49%, 12/17/97                                     6,950,895
                Commercial Credit Corp.
 10,000,000       5.50%, 11/20/97                                     9,970,972
  3,042,000       5.49%, 11/24/97                                     3,031,330
 10,000,000       5.48%, 12/09/97                                     9,942,156
  6,000,000       5.50%, 12/24/97                                     5,951,417
                Norwest Financial Inc.
  6,412,000       5.51%, 11/03/97                                     6,410,037
 10,000,000       5.48%, 11/19/97                                     9,972,600
  5,000,000       5.50-5.54%, 12/17/97                                4,964,861
                                                                   ------------
                                                                    117,348,980
                                                                   ------------

              CORPORATE CREDIT UNIONS (2.4%)
                U.S. Central Credit Union
 15,000,000       5.49%, 12/15/97                                    14,900,388
  5,000,000       5.495%, 01/16/98                                    4,941,997
                                                                   ------------
                                                                     19,842,385
                                                                   ------------

              DATA SERVICES (3.6%)
                First Data Corp.
 12,652,000       5.51%, 11/25/97                                    12,605,525
  7,000,000       5.51%, 12/09/97                                     6,959,287
  2,000,000       5.55%, 01/13/98                                     1,977,492
  8,000,000       5.59%, 02/24/98                                     7,857,144
                                                                   ------------
                                                                     29,399,448
                                                                   ------------

PRINCIPAL     SECURITY                                                    VALUE
              DIVERSIFIED FINANCE (3.7%)
                General Electric Capital Corp.
$ 7,000,000       5.52%, 11/07/97                                  $  6,993,560
  5,000,000       5.52%, 11/12/97                                     4,991,567
  4,000,000       5.49%, 11/19/97                                     3,989,020
  5,115,000       5.53-5.57%, 11/21/97                                5,099,172
  3,000,000       5.55%, 01/13/98                                     2,966,238
  3,000,000       5.56-5.54%, 01/09/98                                2,968,145
  3,000,000       5.60%, 03/19/98                                     2,935,600
                                                                   ------------
                                                                     29,943,302
                                                                   ------------

              ENTERTAINMENT (0.5%)
                Walt Disney Company
  3,814,000       5.52%, 01/02/98                                     3,777,742
                                                                   ------------

              FINANCIAL SERVICE/UTILITIES (2.6%)
                National Rural Utilities Cooperative Finance Corp.
  5,000,000       5.48%, 11/10/97                                     4,993,150
  7,887,000       5.53%, 12/02/97                                     7,849,714
  5,000,000       5.51%, 12/05/97                                     4,973,981
  2,800,000       5.52-5.58%, 01/08/98                                2,770,488
  1,000,000       5.54-5.58%, 01/12/98                                  988,840
                                                                   ------------
                                                                     21,576,173
                                                                   ------------

              FOOD & BEVERAGES (10.1%)
                CPC International, Inc.
  5,000,000       5.52%, 11/10/97                                     4,993,176
  9,000,000       5.49-5.50%, 11/13/97                                8,983,506
  7,000,000       5.50%, 12/11/97                                     6,957,222
                Campbell Soup 144-A *
  5,000,000       5.46%, 12/22/97                                     4,961,325
                Campbell Soup Co.
  4,000,000       5.49%, 11/04/97                                     3,998,170
  1,540,000       5.51%, 12/09/97                                     1,531,043
 10,000,000       5.48%, 12/19/97                                     9,926,933
  5,000,000       5.52%, 01/07/98                                     4,948,633
                Heinz H.J. Co.
  4,000,000       5.48%, 11/17/97                                     3,990,258
 10,990,000       5.48%, 11/18/97                                    10,961,560
  5,000,000       5.50%, 11/24/97                                     4,982,431
  1,300,000       5.52%, 12/05/97                                     1,293,223
                McDonalds Corp.
 10,000,000       5.52%, 11/04/97                                     9,995,400
                Sysco Corp. Private Placement
  5,000,000       5.52%, 11/18/97                                     4,986,967
                                                                   ------------
                                                                     82,509,847
                                                                   ------------

              HEAVY EQUIPMENT/FINANCE (3.8%)
                Caterpillar Financial Services, Inc.
 12,000,000       5.52%, 11/07/97                                    11,988,960
  2,500,000       5.53%, 11/14/97                                     2,495,008
 12,000,000       5.49-5.52%, 11/17/97                               11,970,720
  5,000,000       5.49-5.50%, 11/18/97                                4,987,038
                                                                   ------------
                                                                     31,441,726
                                                                   ------------

              INSURANCE (4.2%)
                MetLife Funding, Inc.
  4,000,000       5.49%, 11/05/97                                     3,997,560
  8,000,000       5.50%, 11/06/97                                     7,993,889
  3,000,000       5.51%, 11/21/97                                     2,990,817
  3,000,000       5.48%, 12/02/97                                     2,985,843
 10,000,000       5.48%, 12/05/97                                     9,948,244
                Old Republic Capital Corp.
  7,000,000       5.50%, 12/11/97                                     6,957,870
                                                                   ------------
                                                                     34,874,223
                                                                   ------------

PRINCIPAL     SECURITY                                                    VALUE
              MISCELLANEOUS MANUFACTURING (1.2%)
                Illinois Tool Works Inc.
$10,000,000       5.70%, 11/03/97                                  $  9,996,833
                                                                   ------------

              OFFICE EQUIPMENT AND SUPPLIES (1.2%)
                Pitney Bowes Credit
 10,000,000       5.59-5.65%, 11/04/97                                9,995,317
                                                                   ------------

              OIL & GAS (1.4%)
                Chevron Transport Corp.
  2,000,000       5.50%, 11/17/97                                     1,995,111
  5,000,000       5.51-5.52%, 12/02/97                                4,976,276
  5,000,000       5.52%, 12/16/97                                     4,965,500
                                                                   ------------
                                                                     11,936,887
                                                                   ------------

              PACKAGING/CONTAINERS (1.1%)
                Bemis Co., Inc,
  3,975,000       5.49-5.55%, 11/04/97                                3,973,181
  5,000,000       5.50%, 12/03/97                                     4,975,556
                                                                   ------------
                                                                      8,948,737
                                                                   ------------

              PAPER AND FOREST PRODUCTS (1.3%)
                Sonoco Products Co.
 10,500,000       5.49-5.68%, 11/04/97                               10,495,196
                                                                   ------------

              PHARMACEUTICALS/PERSONAL CARE (5.7%)
                Abbott Laboratories
 19,758,000       5.45-5.46%, 11/13/97                               19,722,074
 14,935,000       5.45%, 11/20/97                                    14,892,041
                Glaxo Wellcome Private Placement
  1,300,000       5.52%, 11/05/97                                     1,299,203
  6,000,000       5.49%, 11/24/97                                     5,978,955
  5,000,000       5.50%, 12/11/97                                     4,970,101
                                                                   ------------
                                                                     46,862,374
                                                                   ------------

              PREMIUM FINANCE (2.1%)
                A.I. Credit Corp.
 15,267,000       5.50%, 12/08/97                                    15,180,699
  2,416,000       5.51%, 01/14/98                                     2,388,636
                                                                   ------------
                                                                     17,569,335
                                                                   ------------

              PRINTING & PUBLISHING (0.7%)
                McGraw-Hill, Inc.
  5,500,000       5.49%, 11/24/97                                     5,480,709
                                                                   ------------
TOTAL COMMERCIAL PAPER (cost $761,033,078)                          761,033,078
                                                                   ------------

              U.S. GOVERNMENT AND AGENCY OBLIGATIONS (4.0%)
                Federal Farm Credit Bank
 10,000,000       5.35%, variable rate, 03/03/98                     10,000,000
                Federal National Mortgage Association
  8,000,000       5.50%, 11/13/97                                     7,985,333
  5,000,000       5.47%, 01/29/98                                     4,932,385
                U.S. Treasury Bills
  4,900,000       5.20%, 12/11/97                                     4,871,689
  5,000,000       4.895%, 01/15/98                                    4,949,571
                                                                   ------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (cost $32,738,978)                                                 32,738,978
                                                                   ------------
TOTAL INVESTMENTS
  (cost $821,976,286)                                              $821,976,286
                                                                   ============

--------------
*Security is subject to contractual or legal restrictions on its resale. Cost also represents cost for federal tax purposes. Portfolio holding percentages represent value as a percentage of net assets.

See accompanying notes to financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1997
                                                                NATIONWIDE(R)                       NATIONWIDE(R)
                                                                       GROWTH     NATIONWIDE(R)              BOND
                                                                         FUND              FUND              FUND
ASSETS
Investments in securities, at value
  (cost $564,817,127, $786,778,774, $119,832,661,
  $239,111,498, $39,601,343 and $821,976,286,
  respectively)                                                $  818,674,086    $1,457,399,757      $124,335,565
Cash                                                                   78,967           425,652            34,021
Receivable for Fund shares sold                                       400,362           555,703            47,217
Receivable for investment securities sold                                --                --                --
Accrued interest and dividends receivable                             283,810         1,810,424         2,579,004
Withholding tax reclaim receivable                                     29,110              --                --
                                                               --------------    --------------      ------------

Total assets                                                      819,466,335     1,460,191,536       126,995,807
                                                               --------------    --------------      ------------

LIABILITIES
Bank loan                                                                --                --                --
Payable for Fund shares redeemed                                      852,251         1,564,979           302,748
Payable for investment securities purchased                              --           9,411,659         2,095,007
Accrued management fees                                               362,869           623,227            52,403
Accrued transfer agent fees                                            61,311            69,184            13,181
Accrued distribution fees                                                --                --                --
Dividends payable                                                       5,213             5,040           104,157
Other accrued expenses                                                 60,576            95,543            23,899
                                                               --------------    --------------      ------------

Total liabilities                                                   1,342,220        11,769,632         2,591,395
                                                               --------------    --------------      ------------

NET ASSETS                                                     $  818,124,115    $1,448,421,904      $124,404,412
                                                               ==============    ==============      ============

NET ASSETS REPRESENTED BY:
Capital Shares, $1 par value outstanding                       $   50,125,860    $   54,513,873      $ 13,109,316
Capital paid in excess of par value                               412,709,238       646,094,028       116,244,861
Net unrealized appreciation                                       253,856,959       670,620,983         4,502,904
Accumulated undistributed net realized gain (loss)                101,432,058        76,009,135        (9,523,141)
Accumulated undistributed (distributions in excess of)
  net investment income                                                  --           1,183,885            70,472
                                                               --------------    --------------      ------------

NET ASSETS                                                     $  818,124,115    $1,448,421,904      $124,404,412
                                                               ==============    ==============      ============

Shares outstanding (unlimited number of
  shares authorized)                                               50,125,860        54,513,873        13,109,316
                                                               ==============    ==============      ============

Net asset value per share                                      $        16.32    $        26.57    $         9.49
                                                               ==============    ==============      ============

Offering price (100%/(100%-Maximum Sales Charge)
  of net asset value adjusted to nearest cent) per share*      $        17.09    $        27.82    $         9.94
                                                               ==============    ==============      ============

Maximum sales charge                                                     4.50%             4.50%             4.50%
                                                               ==============    ==============      ============

                      STATEMENTS OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1997
                                                                                                        NATIONWIDE(R)
                                                               NATIONWIDE(R)        NATIONWIDE(R)               MONEY
                                                                    TAX-FREE           U.S. GOV'T              MARKET
                                                                 INCOME FUND          INCOME FUND                FUND
ASSETS
Investments in securities, at value
  (cost $564,817,127, $786,778,774, $119,832,661,
  $239,111,498, $39,601,343 and $821,976,286,
  respectively)                                                $ 254,071,756        $  41,268,812       $ 821,976,286
Cash                                                                    --                  6,985                --
Receivable for Fund shares sold                                       26,658               25,300           2,665,412
Receivable for investment securities sold                          1,255,406                 --                  --
Accrued interest and dividends receivable                          4,872,882              219,884              90,653
Withholding tax reclaim receivable                                      --                   --                  --
                                                               -------------        -------------       -------------

Total assets                                                     260,226,702           41,520,981         824,732,351
                                                               -------------        -------------       -------------

LIABILITIES
Bank loan                                                            490,255                 --               329,061
Payable for Fund shares redeemed                                     746,841              100,717           3,162,284
Payable for investment securities purchased                        1,969,091                 --                  --
Accrued management fees                                              141,411               22,477             310,704
Accrued transfer agent fees                                           12,614                3,547              56,030
Accrued distribution fees                                             43,581                6,920                --
Dividends payable                                                    290,851               47,727             142,739
Other accrued expenses                                                45,756               11,807              74,128
                                                               -------------        -------------       -------------

Total liabilities                                                  3,740,400              193,195           4,074,946
                                                               -------------        -------------       -------------

NET ASSETS                                                     $ 256,486,302        $  41,327,786       $ 820,657,405
                                                               =============        =============       =============

NET ASSETS REPRESENTED BY:
Capital Shares, $1 par value outstanding                       $  24,412,274        $   4,007,905       $ 820,657,237
Capital paid in excess of par value                              218,017,515           36,135,385                --
Net unrealized appreciation                                       14,960,258            1,667,469                --
Accumulated undistributed net realized gain (loss)                  (903,745)               1,103
Accumulated undistributed (distributions in excess of)
  net investment income                                                 --                   --                  (935)
                                                               --------------       -------------       -------------

NET ASSETS                                                     $ 256,486,302        $  41,327,786       $ 820,657,405
                                                               =============        =============       =============

Shares outstanding (unlimited number of
  shares authorized)                                              24,412,274            4,007,905         820,657,237
                                                               =============        =============       =============

Net asset value per share                                      $       10.51        $       10.31       $        1.00
                                                               =============        =============       =============

Offering price (100%/(100%-Maximum Sales Charge)
  of net asset value adjusted to nearest cent) per share*      $       10.51        $       10.31       $        1.00
                                                               =============        =============       =============

Maximum sales charge                                                      --                   --                  --
                                                               =============        =============       =============

*For Nationwide Tax-Free Income Fund and U.S. Government Income Fund, redemption price per share varies by length of time shares are held.


See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1997
                                                    NATIONWIDE(R)                               NATIONWIDE(R)
                                                           GROWTH         NATIONWIDE(R)                  BOND
                                                             FUND                  FUND                  FUND
INVESTMENT INCOME:
INCOME:
Dividends                                            $  8,661,922          $ 21,046,785          $       --
Interest                                                1,941,514             1,813,722             8,992,427
                                                     ------------          ------------          ------------

Total income                                           10,603,436            22,860,507             8,992,427
                                                     ------------          ------------          ------------

EXPENSES:
Investment management fees                              3,750,599             5,938,011               629,068
Distribution fees                                            --                    --                    --
Transfer agent fees                                       729,500               788,500               149,300
Shareholders' reports                                     243,000               288,001                84,300
Registration fees                                            --                    --                    --
Professional services                                      30,110                46,301                 5,542
Custodian fees                                             41,000                60,000                28,000
Trustees' fees and expenses                                18,922                29,711                 3,250
Other                                                      21,200                30,976                 4,131
                                                     ------------          ------------          ------------

Total expenses before waived expenses                   4,834,331             7,181,500               903,591
Total waived expenses                                        --                    --                    --
                                                     ------------          ------------          ------------

Net expenses                                            4,834,331             7,181,500               903,591
                                                     ------------          ------------          ------------

NET INVESTMENT INCOME                                $  5,769,105          $ 15,679,007          $  8,088,836
                                                     ============          ============          ============

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Net realized gain (loss) on investments              $102,060,567          $ 76,009,135          $      2,142
Net change in unrealized appreciation                  95,167,674           296,992,877             1,831,074
                                                     ------------          ------------          ------------

Net realized and unrealized gain on investments       197,228,241           373,002,012             1,833,216
                                                     ------------          ------------          ------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                            $202,997,346          $388,681,019          $  9,922,052
                                                     ============          ============          ============

                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1997
                                                                                                 NATIONWIDE(R)
                                                     NATIONWIDE(R)         NATIONWIDE(R)                 MONEY
                                                          TAX-FREE            U.S. GOV'T                MARKET
                                                       INCOME FUND           INCOME FUND                  FUND
INVESTMENT INCOME:
INCOME:
Dividends                                             $       --            $       --            $       --
Interest                                                15,160,450             2,727,941            43,228,323
                                                      ------------          ------------          ------------

Total income                                            15,160,450             2,727,941            43,228,323
                                                      ------------          ------------          ------------

EXPENSES:
Investment management fees                               1,688,233               256,016             3,891,866
Distribution fees                                          911,855               137,861                  --
Transfer agent fees                                        135,800                37,599               663,006
Shareholders' reports                                       97,996                22,500               287,309
Registration fees                                           23,453                15,000                  --
Professional services                                       19,428                 2,953                32,169
Custodian fees                                              17,001                 6,000                54,656
Trustees' fees and expenses                                  2,740                   409                19,798
Other                                                        8,107                 2,398                23,400
                                                      ------------          ------------          ------------

Total expenses before waived expenses                    2,904,613               480,736             4,972,204
Total waived expenses                                     (390,795)              (59,083)             (389,150)
                                                      ------------          ------------          ------------

Net expenses                                             2,513,818               421,653             4,583,054
                                                      ------------          ------------          ------------

NET INVESTMENT INCOME                                 $ 12,646,632          $  2,306,288          $ 38,645,269
                                                      ============          ============          ============

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Net realized gain (loss) on investments               $  2,342,626          $    (81,299)         $      1,103
Net change in unrealized appreciation                    4,275,526             1,146,999                  --
                                                      ------------          ------------          ------------

Net realized and unrealized gain on investments          6,618,152             1,065,700                 1,103
                                                      ------------          ------------          ------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                             $ 19,264,784          $  3,371,988          $ 38,646,372
                                                      ============          ============          ============


See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                                                            NATIONWIDE(R)      GROWTH FUND            NATIONWIDE(R) FUND
                                                               YEAR ENDED       YEAR ENDED         YEAR ENDED       YEAR ENDED
                                                              OCTOBER 31,      OCTOBER 31,        OCTOBER 31,      OCTOBER 31,
                                                                     1997             1996               1997             1996
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                       $   5,769,105    $   7,703,939     $   15,679,007     $ 16,691,422
Net realized gain (loss) on investments                       102,060,567       45,484,621         76,009,135       59,251,910
Net change in unrealized appreciation (depreciation)
  of investments                                               95,167,674       20,001,960        296,992,877      127,452,048
                                                            -------------    -------------     --------------     ------------

Net increase in net assets resulting from operations          202,997,346       73,190,520        388,681,019      203,395,380

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                          (6,066,772)      (7,521,249)       (15,825,647)     (16,077,181)
Net realized gain from investment transactions                (46,087,353)     (55,130,738)       (59,238,908)     (42,514,603)
                                                            -------------    -------------     --------------     ------------

Decrease in net assets from distributions to shareholders     (52,154,125)     (62,651,987)       (75,064,555)     (58,591,784)

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                               72,950,910       91,753,548        258,190,771      100,830,600
Net asset value of shares issued to shareholders
  from reinvestment of dividends                               51,457,653       61,359,336         70,531,213       51,530,171
Cost of shares redeemed                                      (112,743,374)     (90,962,567)      (152,506,314)
                                                            -------------    -------------     --------------     ------------

Increase (decrease) in net assets derived from
  capital share transactions                                   11,665,189       62,150,317        176,215,670       18,119,831
                                                            -------------    -------------     --------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS                         162,508,410       72,688,850        489,832,134      162,923,427
NET ASSETS-BEGINNING OF PERIOD                                655,615,705      582,926,855        958,589,770      795,666,343
                                                            -------------    -------------     --------------     ------------

NET ASSETS-END OF PERIOD                                    $ 818,124,115    $ 655,615,705     $1,448,421,904     $958,589,770
                                                            =============    =============     ==============     ============

Undistributed net realized gain (loss) on investments
  included in net assets at end of period                   $ 101,432,058    $  45,458,844     $   76,009,135     $ 59,191,383
                                                            =============    =============     ==============     ============

Undistributed (distributions in excess of) net investment
  income included in net assets at end of period            $        --      $     297,667     $    1,183,885     $  1,378,050
                                                            =============    =============     ==============     ============

SHARE ACTIVITY:
Shares sold                                                     4,900,859        7,069,963         10,843,635        5,349,375
Reinvestment of dividends                                       3,793,570        4,952,188          3,363,376        2,874,632
Shares redeemed                                                (7,721,538)      (6,978,391)        (6,650,915)      (7,129,736)
                                                            -------------    -------------     --------------     ------------

Net increase (decrease) in number of shares                       972,891        5,043,760          7,556,096        1,094,271
                                                            =============    =============     ==============     ============

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                                  NATIONWIDE(R) BOND FUND
                                                                               YEAR ENDED           YEAR ENDED
                                                                              OCTOBER 31,          OCTOBER 31,
                                                                                     1997                 1996
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                       $   8,088,836        $   8,759,058
Net realized gain (loss) on investments                                             2,142             (171,239)
Net change in unrealized appreciation (depreciation)
  of investments                                                                1,831,074           (2,045,242)
                                                                            -------------        -------------

Net increase in net assets resulting from operations                            9,922,052            6,542,577

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                          (8,085,400)          (8,801,481)
Net realized gain from investment transactions                                       --                   --
                                                                            -------------        -------------

Decrease in net assets from distributions to shareholders                      (8,085,400)          (8,801,481)

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                               14,913,782           17,666,533
Net asset value of shares issued to shareholders
  from reinvestment of dividends                                                6,679,886            7,287,372
Cost of shares redeemed                                                       (32,278,640)         (23,074,853)
                                                                            -------------        -------------

Increase (decrease) in net assets derived from
  capital share transactions                                                  (10,684,972)           1,879,052
                                                                            -------------        -------------

NET INCREASE (DECREASE) IN NET ASSETS                                          (8,848,320)            (379,852)
NET ASSETS-BEGINNING OF PERIOD                                                133,252,732          133,632,584
                                                                            -------------        -------------

NET ASSETS-END OF PERIOD                                                    $ 124,404,412        $ 133,252,732
                                                                            =============        =============

Undistributed net realized gain (loss) on investments
  included in net assets at end of period                                   $  (9,523,141)       $  (9,525,283)
                                                                            =============        =============

Undistributed (distributions in excess of) net investment
  income included in net assets at end of period                            $      70,472        $      67,036
                                                                            =============        =============

SHARE ACTIVITY:
Shares sold                                                                     1,606,337            1,897,464
Reinvestment of dividends                                                         719,798              784,086
Shares redeemed                                                                (3,480,898)          (2,486,318)
                                                                            -------------        -------------

Net increase (decrease) in number of shares                                    (1,154,763)             195,232
                                                                            =============        =============


See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                                                                            NATIONWIDE(R)                     NATIONWIDE(R)
                                                                        TAX-FREE INCOME FUND             U.S. GOV'T INCOME FUND
                                                                     YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                    OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                                           1997             1996             1997             1996
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                             $  12,646,632    $  13,117,546    $   2,306,288    $   2,301,535
Net realized gain (loss) on investments                               2,342,626        2,055,736          (81,299)          34,406
Net change in unrealized appreciation (depreciation)
  of investments                                                      4,275,526       (1,473,376)       1,146,999         (277,059)
                                                                  -------------    -------------    -------------    -------------

Net increase in net assets resulting from operations                 19,264,784       13,699,906        3,371,988        2,058,882

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                               (12,646,632)     (13,122,781)      (2,306,288)      (2,301,535)
In excess of net investment income                                          (87)         (11,029)            --            (34,406)
Net realized gain from investment transactions                             --               --               --               --
Paid in capital                                                            --               --               (437)             (10)
                                                                  -------------    -------------    -------------    -------------

Decrease in net assets from distributions to shareholders           (12,646,719)     (13,133,810)      (2,306,725)      (2,335,951)

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     16,022,089       20,245,316        5,663,442        4,773,320
Net asset value of shares issued to shareholders
  from reinvestment of dividends                                      8,939,393        9,330,442        1,727,803        1,753,068
Cost of shares redeemed                                             (39,735,005)     (27,983,697)      (6,625,927)      (6,529,084)
                                                                  -------------    -------------    -------------    -------------

Increase (decrease) in net assets derived from
  capital share transactions                                        (14,773,523)       1,592,061          765,318           (2,696)
                                                                  -------------    -------------    -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS                                (8,155,458)       2,158,157        1,830,581         (279,765)
NET ASSETS--BEGINNING OF PERIOD                                     264,641,760      262,483,603       39,497,205       39,776,970
                                                                  -------------    -------------    -------------    -------------

NET ASSETS--END OF PERIOD                                         $ 256,486,302    $ 264,641,760    $  41,327,786    $  39,497,205
                                                                  =============    =============    =============    =============

Undistributed net realized gain (loss) on investments
  included in net assets at end of period                         $    (903,745)   $  (3,251,345)   $    (482,973)   $    (401,674)
                                                                  =============    =============    =============    =============

Undistributed (distributions in excess of) net investment
  income included in net assets at end of period                  $        --      $     (11,029)   $        --      $     (34,406)
                                                                  =============    =============    =============    =============


SHARE ACTIVITY:
Shares sold                                                           1,554,772        1,986,252          562,553          482,073
Reinvestment of dividends                                               865,550          914,259          171,768          175,851
Shares redeemed                                                      (3,850,987)      (2,748,350)        (658,930)        (655,486)
                                                                  -------------    -------------    -------------    -------------

Net increase (decrease) in number of shares                          (1,430,665)         152,161           75,391            2,438
                                                                  =============    =============    =============    =============

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                               NATIONWIDE(R)
                                                                             MONEY MARKET FUND
                                                                    YEAR ENDED           YEAR ENDED
                                                                   OCTOBER 31,          OCTOBER 31,
                                                                          1997                 1996
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                          $    38,645,269      $    32,364,472
Net realized gain (loss) on investments                                  1,103                 --
Net change in unrealized appreciation (depreciation)
  of investments                                                          --                   --
                                                               ---------------      ---------------

Net increase in net assets resulting from operations                38,646,372           32,364,472

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                              (38,644,882)         (32,359,207)
In excess of net investment income                                        --                   --
Net realized gain from investment transactions                            --                 (4,106)
Paid in capital                                                           --                   --
                                                               ---------------      ---------------

Decrease in net assets from distributions to shareholders          (38,644,882)         (32,363,313)

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 1,058,258,745          746,407,569
Net asset value of shares issued to shareholders
  from reinvestment of dividends                                    36,945,028           30,963,908
Cost of shares redeemed                                         (1,004,047,620)        (652,583,762)
                                                               ---------------      ---------------

Increase (decrease) in net assets derived from
  capital share transactions                                        91,156,153          124,787,715
                                                               ---------------      ---------------

NET INCREASE (DECREASE) IN NET ASSETS                               91,157,643          124,788,874
NET ASSETS--BEGINNING OF PERIOD                                    729,499,762          604,710,888
                                                               ---------------      ---------------

NET ASSETS--END OF PERIOD                                      $   820,657,405      $   729,499,762
                                                               ===============      ===============

Undistributed net realized gain (loss) on investments
  included in net assets at end of period                      $         1,103      $          --
                                                               ===============      ===============

Undistributed (distributions in excess of) net investment
  income included in net assets at end of period               $          (935)     $        (1,322)
                                                               ===============      ===============


SHARE ACTIVITY:
Shares sold                                                      1,058,258,745          746,407,569
Reinvestment of dividends                                           36,945,028           30,963,908
Shares redeemed                                                 (1,004,047,620)        (652,583,762)
                                                               ---------------      ---------------

Net increase (decrease) in number of shares                         91,156,153          124,787,715
                                                               ===============      ===============


See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
                                                                        NATIONWIDE(R) GROWTH FUND
                                                                         YEARS ENDED OCTOBER 31,

                                                             1997          1996           1995           1994          1993
NET ASSET VALUE--BEGINNING OF PERIOD                     $  13.34      $  13.22       $  11.35       $  11.14      $   9.94
Net investment income                                        0.12          0.16           0.21           0.09          0.17
Net realized gain (loss) and unrealized
  appreciation (depreciation)                                3.94          1.36           2.10           0.53          1.41
                                                         --------      --------       --------       --------      --------
Total from investment operations                             4.06          1.52           2.31           0.62          1.58

Dividends from net investment income                        (0.12)        (0.16)         (0.20)         (0.19)        (0.17)
Distributions from net realized gain from
  investment transactions                                   (0.96)        (1.24)         (0.24)         (0.22)        (0.21)
                                                         --------      --------       --------       --------      --------

Total distributions                                         (1.08)        (1.40)         (0.44)         (0.41)        (0.38)
                                                         --------      --------       --------       --------      --------

Net increase in net asset value                              2.98          0.12           1.87           0.21          1.20
                                                         --------      --------       --------       --------      --------

NET ASSET VALUE--END OF PERIOD                           $  16.32      $  13.34       $  13.22       $  11.35      $  11.14
                                                         ========      ========       ========       ========      ========

Total return (excluding sales charges)                      32.12%        12.36%         21.01%         5.73%         16.16%
Net assets, end of period (000)                          $818,124      $655,616       $582,927       $464,715      $411,853
Ratio of expenses to average net assets                      0.64%         0.64%          0.66%          0.68%         0.68%
Ratio of net investment income to average net assets         0.81%         1.20%          1.66%          1.71%         1.63%
Portfolio turnover                                          45.07%        25.61%         27.10%         14.50%        10.20%
Average commission rate paid*                              4.6222(cent)  5.3923(cent)       --             --            --
                                                                                          NATIONWIDE(R) FUND
                                                                                       YEARS ENDED OCTOBER 31,

                                                             1997          1996           1995           1994          1993
NET ASSET VALUE--BEGINNING OF PERIOD                     $   20.41     $   17.35       $  16.12       $  16.55      $  16.31
Net investment income                                         0.31          0.36           0.31           0.37          0.31
Net realized gain (loss) and unrealized
  appreciation (depreciation)                                 7.44          3.98           2.49           0.41          0.67
                                                         ---------      --------       --------       --------      --------

Total from investment operations                              7.75          4.34           2.80           0.78          0.98

Dividends from net investment income                         (0.31)        (0.35)         (0.31)         (0.36)        (0.33)
Distributions from net realized gain from
  investment transactions                                    (1.28)        (0.93)         (1.26)         (0.85)        (0.41)
                                                         ---------      --------       --------       --------      --------

Total distributions                                          (1.59)        (1.28)         (1.57)         (1.21)        (0.74)
                                                         ---------      --------       --------       --------      --------

Net increase (decrease) in net asset value                    6.16          3.06           1.23          (0.43)         0.24
                                                         ---------      --------       --------       --------      --------

NET ASSET VALUE--END OF PERIOD                           $   26.57      $  20.41       $  17.35       $  16.12      $  16.55
                                                         =========      ========       ========       ========      ========

Total return (excluding sales charges)                       40.17%        26.11%         19.24%          4.88%         6.16%
Net assets, end of period (000)                          $1,448,422     $958,590       $795,666       $706,674      $753,239
Ratio of expenses to average net assets                       0.60%         0.61%          0.63%          0.63%         0.62%
Ratio of net investment income to average net assets          1.32%         1.89%          1.95%          2.26%         1.96%
Portfolio turnover                                           14.94%        16.71%         16.50%         15.40%        25.80%
Average commission rate paid*                          5.8506(cent)  5.9393(cent)            --             --            --

-----------
*Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.


See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
                                                                                        NATIONWIDE(R) BOND FUND
                                                                                      YEARS ENDED OCTOBER 31,
                                                             1997          1996           1995           1994          1993
NET ASSET VALUE--BEGINNING OF PERIOD                     $   9.34      $   9.50       $   8.46       $  10.07      $   9.58
Net investment income                                        0.60          0.61           0.63           0.60          0.74
Net realized gain (loss) and unrealized
  appreciation (depreciation)                                0.15         (0.15)          1.04          (1.56)         0.52
                                                         --------      --------       --------       --------      --------

Total from investment operations                             0.75          0.46           1.67          (0.96)         1.26

Dividends from net investment income                        (0.60)        (0.62)         (0.63)         (0.65)        (0.77)
                                                         --------      --------       --------       --------      --------

Total distributions                                         (0.60)        (0.62)         (0.63)         (0.65)        (0.77)
                                                         --------      --------       --------       --------      --------

Net increase (decrease) in net asset value                   0.15         (0.16)          1.04          (1.61)         0.49
                                                         --------      --------       --------       --------      --------

NET ASSET VALUE--END OF PERIOD                           $   9.49      $   9.34       $   9.50       $   8.46      $  10.07
                                                         ========      ========       ========       ========      ========

Total return (excluding sales charges)                       8.33%         5.05%          20.41%        (9.81%)       13.61%
Net assets, end of period (000)                          $124,404      $133,253       $133,633       $124,455      $151,090
Ratio of expenses to average net assets                      0.72%         0.70%          0.71%          0.71%         0.68%
Ratio of net investment income to average net assets         6.43%         6.60%          7.04%          7.11%         7.63%
Portfolio turnover                                          70.63%        38.95%         70.40%         58.00%        68.50%

                                                                                  NATIONWIDE(R) TAX-FREE INCOME FUND
                                                                                       YEARS ENDED OCTOBER 31,
                                                             1997          1996           1995           1994          1993
NET ASSET VALUE--BEGINNING OF PERIOD                     $  10.24      $  10.22       $   9.40       $  10.95      $    9.94
Net investment income                                        0.50          0.51           0.51           0.53           0.54
Net realized gain (loss) and unrealized
  appreciation (depreciation)                                0.27          0.02           0.84          (1.45)          1.10
                                                         --------      --------       --------       --------      ---------

 Total from investment operations                            0.77          0.53           1.35          (0.92)          1.64

Dividends from net investment income                        (0.50)        (0.51)         (0.53)         (0.51)         (0.54)
Distributions from net realized gain from
  investment transactions                                   --            --             --             (0.12)         (0.09)
                                                         --------      --------       --------       --------      ---------

Total distributions                                         (0.50)        (0.51)         (0.53)         (0.63)         (0.63)
                                                         --------      --------       --------       --------      ---------

Net increase (decrease) in net asset value                   0.27          0.02           0.82          (1.55)          1.01
                                                         --------      --------       --------       --------      ---------

NET ASSET VALUE--END OF PERIOD                           $  10.51      $  10.24       $  10.22       $   9.40      $   10.95
                                                         ========      ========       ========       ========      =========

Total return (excluding sales charge)                        7.72%         5.31%          14.66%        (8.74%)       16.97%
Net assets, end of period (000)                          $256,486      $264,642       $262,484       $241,097      $253,042
Ratio of expenses to average net assets                      0.96%         0.96%          0.98%          0.99%         0.98%
Ratio of expenses to average net assets*                     1.11%         1.11%          1.13%          1.14%         1.13%
Ratio of net investment income to average net assets         4.85%         4.98%          5.20%          5.02%         5.07%
Ratio of net investment income to average net assets*        4.70%         4.83%          5.05%          4.87%         4.92%
Portfolio turnover                                          39.49%        24.15%         31.70%         59.20%        28.40%

Ratios calculated as if no expenses were waived.

See Accompanying Notes To Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
                                                                                 NATIONWIDE(R) U.S. GOV'T INCOME FUND
                                                                                      YEARS ENDED OCTOBER 31,
                                                             1997          1996           1995           1994          1993
NET ASSET VALUE--BEGINNING OF PERIOD                     $ 10.04       $ 10.12        $  9.22        $ 10.26       $  9.97
Net investment income                                       0.59          0.59           0.59           0.54          0.53
Net realized gain (loss) and unrealized
  appreciation (depreciation)                               0.27         (0.08)          0.89          (0.96)         0.45
                                                         -------       -------        -------        -------       -------

Total from investment operations                            0.86          0.51           1.48          (0.42)        0.98

Dividends from net investment income                       (0.59)        (0.58)         (0.58)         (0.55)       (0.53)
In excess of net investment income                         --            (0.01)          --             --           --
Distributions from net realized gain from
  investment transactions                                  --            --              --            (0.07)       (0.16)
                                                         -------       -------        -------        -------       -------

Total distributions                                        (0.58)        (0.59)         (0.58)         (0.62)       (0.69)
                                                         -------       -------        -------        -------       -------

Net increase (decrease) in net asset value                  0.27         (0.08)          0.90          (1.04)        0.29
                                                         -------       -------        -------        -------       -------

NET ASSET VALUE--END OF PERIOD                           $ 10.31       $ 10.04        $ 10.12        $  9.22      $ 10.26
                                                         =======       =======        =======        =======      =======

Total return (excluding sales charge)                       8.86%         5.28%         16.47%         (4.20%)      10.15%
Net assets, end of period (000)                          $41,328       $39,497        $39,777        $37,749      $38,452
Ratio of expenses to average net assets                     1.07%         1.06%          1.08%          1.09%        1.10%
Ratio of expenses to average net assets*                    1.22%         1.21%          1.23%          1.24%        1.25%
Ratio of net investment income to average net assets        5.85%         5.86%          5.92%          5.62%        5.12%
Ratio of net investment income to average net assets*       5.70%         5.71%          5.77%          5.47%        4.97%
Portfolio turnover                                         26.58%         9.30%         25.40%         67.50%       99.00%
                                                                                    NATIONWIDE(R) MONEY MARKET FUND
                                                                                       YEARS ENDED OCTOBER 31,
                                                             1997          1996           1995           1994          1993
NET ASSET VALUE--BEGINNING OF PERIOD                     $   1.00      $   1.00       $   1.00       $   1.00      $   1.00
Net investment income                                        0.05          0.05           0.05           0.03          0.03
Dividends from net investment income                        (0.05)        (0.05)         (0.05)         (0.03)        (0.03)
                                                         --------      --------       --------       --------      --------

Net increase (decrease) in net asset value                     --            --             --             --            --
                                                         --------      --------       --------       --------      --------

NET ASSET VALUE--END OF PERIOD                           $   1.00      $   1.00       $   1.00       $   1.00      $   1.00
                                                         ========      ========       ========       ========      ========

Total return                                                 5.07%         5.05%          5.46%          3.34%         2.60%
Net assets, end of period (000)                          $820,657      $729,500       $604,711       $491,737      $418,615
Ratio of expenses to average net assets                      0.59%         0.60%          0.62%          0.65%         0.70%
Ratio of expenses to average net assets*                     0.64%         0.65%          0.67%          0.70%         0.73%
Ratio of net investment income to average net assets         4.96%         4.93%          5.34%          3.33%         2.57%
Ratio of net investment income to average net assets*        4.91%         4.88%          5.29%          3.28%         2.54%

---------------
*Ratios calculated as if no expenses were waived.


See Accompanying Notes To Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nationwide Investing Foundation (NIF) and Nationwide Investing Foundation II (NIF II) are diversified, open-end investment companies. NIF was created under the laws of Michigan by an Indenture of Trust dated May 5, 1933. NIF II was created under the laws of Massachusetts as a Massachusetts Business Trust on October 5, 1985. The Trusts, which are registered under the Investment Company Act of 1940, as amended, offer shares in six separate mutual funds.
   (A) SECURITY VALUATION
      (1) Growth, Fund, Bond, Tax-Free Income, and U.S. Government Income Funds:
         Securities traded on a national securities exchange are valued at the last quoted sale price, or if no sale, at the prior day's valuation as provided by an independent pricing agent. Securities traded in the over-the-counter (OTC) market are valued at the last quoted sale price, or if no sale, the quoted bid price. U.S. Government securities are valued at the quoted bid price. Bonds are valued by a combination of daily quotes and matrix evaluations. Securities for which reliable market quotations are not available, or for which an independent pricing agent does not provide a value or provides a value that does not represent fair value in the judgment of the Fund's investment adviser, are valued at fair value in accordance with procedures authorized by the Boards of Trustees.
      (2) Money Market Fund:
         Securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended. The value of a repurchase agreement generally equals the purchase price paid by the Fund (cost) plus the interest accrued to date. The seller, under the repurchase agreement, is required to maintain the market value of the underlying collateral at not less than the value of the repurchase agreement. Securities subject to repurchase agreements are held by the Federal Reserve/Treasury book-entry system or by the Fund's custodian or an approved sub-custodian.
   (B) SECURITY TRANSACTIONS AND INVESTMENT INCOME
      Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date; interest income is recorded on an accrual basis and includes, where applicable, the amortization of premium or discount.
   (C) FEDERAL INCOME TAXES
      Each series of NIF and NIF II qualifies as a regulated investment company under the Internal Revenue Code during the periods covered by the accompanying statements. No provision has been made for federal income taxes as it is the intention to continue such qualification and to distribute all taxable income to shareholders. To the extent net realized gains are offset through the application of a capital loss carryover, they will not be distributed to shareholders but will be retained by the applicable Fund.
      As of October 31, 1997, the Nationwide Bond, Tax-Free Income, and U.S. Government Income Funds had net capital loss carry forwards in the amounts of $9,523,141, $908,719, and $482,973, respectively. The Bond
      Fund carry forwards will expire within 4 to 6 years, the Tax-Free Income Fund's carry forwards will expire within 5 to 6 years, and the U.S. Government Income Fund's carry forwards will expire within 5 to 8 years.
   (D) DIVIDENDS TO SHAREHOLDERS
      (1) Growth and Nationwide Funds:
         Dividends are paid quarterly and are recorded on the ex-dividend date.
      (2) Bond, Tax-Free Income, U.S. Government Income, and Money Market Funds:

         Dividends are declared daily and paid monthly from net investment income.

         Distributable net realized capital gains are declared and distributed at least annually for all funds.

         Dividends and distributions to shareholders are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are considered either permanent or temporary in nature. In accordance with AICPA Statement of Position 93-2, permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-capital. These reclassifications have no effect upon the net asset value of the respective funds.

         Accordingly, as of October 31, 1997, undistributed net investment income and capital paid in excess of par value have been adjusted. Negative amounts represent credits and positive amounts represent debits. The adjustments are as follows:

                                                                                        UNDISTRIBUTED         CAPITAL PAID IN
                                                                UNDISTRIBUTED NET       NET REALIZED             EXCESS OF
                                                                INVESTMENT INCOME           GAIN                 PAR VALUE
     NW Fund                                                    $47,525                  $(47,525)                  $ --
     Tax-Free Income Fund                                       (11,116)                   (4,974)                  16,090
     U.S. Government Income Fund                                (34,406)                     --                     34,406

   (E) EXPENSES
      Direct expenses of a fund are allocated to that fund. General expenses of a Trust are allocated to the funds of that Trust based upon each fund's relative average net assets.
   (F) USE OF ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

2. TRANSACTION WITH AFFILIATES
   (A) GROWTH, FUND, BOND, AND MONEY MARKET FUNDS
      As investment manager for the NIF Funds, Nationwide Advisory Services, Inc. (NAS), (formerly Nationwide Financial Services, Inc.), an affiliated company, earns an annual fee of .5% based on the average daily net assets; this fee would not be payable in full if the effect of such payment would increase total expenses (excluding taxes other than payroll taxes and brokerage commissions on portfolio transactions) to an amount exceeding 1% of average daily net assets for any fiscal year. Such limitations on total expenses did not affect management fees during the periods covered by the financial statements.

      NAS voluntarily waived annual fees totaling .05% of average daily net assets in the Money Market Fund for the year ended October 31, 1997, or $389,150 representing $.0005 per average share outstanding.

      NAS also receives fees for services as principal underwriter. Such fees are deducted from and are not included in proceeds from sales of capital shares. From such fees, NAS pays sales commissions, salaries, and other expenses. Such fees aggregated $873,750 on Growth Fund shares, $2,037,896 on Fund Shares, and $123,036 on Bond Fund shares for the year ended October 31, 1997.

   (B) TAX-FREE INCOME, AND U.S. GOVERNMENT INCOME FUNDS
      As investment manager for each NIF II Fund, NAS earns an annual fee based on average daily net assets of each Fund at the rate of .65% on the first $250 million, .60% on the next $250 million, .55% on the next $250 million, and .50% on the average daily net assets in excess of $750 million.

      NAS may also receive fees on the NIF II Funds for distribution pursuant to a Rule 12b-1 Distribution Plan approved by the Board of Trustees. These fees are based on average daily net assets of each Fund at an annual rate of .35%. During the year ended October 31, 1997, each Fund paid distribution fees at the annual rate of .20% of average daily net assets, with the distributor voluntarily waiving the remaining .15%. During the year ended October 31, 1997, NAS waived $390,795 and $59,083 for both the Tax-Free Income and U.S. Government Income Funds, respectively, representing $.0015 per average share outstanding for each fund.

      NAS also receives fees for services as principal underwriter. Such fees are contingent deferred sales charges for the NIF II Funds ranging from 5% to 1% imposed on redemptions which cause the current value of an account to fall below the total purchase payments made during the past five years. Contingent deferred sales charges aggregated $161,441 on the Tax-Free Income Fund shares and $31,232 on the U.S. Government Income Fund for the year ended October 31, 1997.

      A subsidiary of NAS (Nationwide Investors Services, Inc.) acts as Transfer and Dividend Disbursing Agent for the Funds.

3. BANK LOANS
Both NIF and NIF II Trusts have unsecured bank lines of credit of $25,000,000 for overdraft protection and temporary emergency borrowing purposes. Borrowings under these arrangements bear interest at the Federal Funds rate plus .50%. These interest costs are included in custodian fees in the Statements of Operations. No compensating balances are required.

4. INVESTMENT TRANSACTIONS
Purchases and sales of securities (excluding U.S. Government and short-term securities), and purchases and sales of U.S. Government Obligations for the year ended October 31, 1997, are summarized as follows:

                                                                    U.S. GOVT.
                                      SECURITIES                   OBLIGATIONS
                               PURCHASES          SALES      PURCHASES          SALES
   Growth                   $324,335,527   $319,632,432   $177,077,883   $214,625,654
   Fund                      288,441,794    174,259,918           --             --
   Bond                       49,619,280     72,277,347     35,886,778     19,250,781
   Tax-Free Income           101,886,039    114,827,517           --             --
   U.S. Gov't. Income          5,040,732      5,395,393      5,255,700      5,039,529
   Money Market                     --             --       46,605,348      7,986,133

Realized gains and losses have been computed on a specific identification basis Included in net unrealized appreciation at October 31, 1997, are the following components:

                            GROSS          GROSS             NET
                       UNREALIZED     UNREALIZED      UNREALIZED
                     APPRECIATION   DEPRECIATION    APPRECIATION
Growth               $268,987,896   $(15,130,937)   $253,856,959
Fund                  680,054,632     (9,433,649)    670,620,983
Bond                    4,524,877        (21,973)      4,502,904
Tax-Free Income        15,020,374        (60,116)     14,960,258
U.S. Gov't. Income      1,667,469           --         1,667,469

5. FEDERAL INCOME TAX INFORMATION (UNAUDITED)
For corporate shareholders, 100% of the Growth Fund and 100% of the Fund income dividends and distributions in the fiscal year ended October 31, 1997, qualify for the corporate dividend received deduction.

All of the distributions paid by the Tax-Free Income Fund during the fiscal year are exempt from federal income tax.

6. SUBSEQUENT EVENT
At a meeting of the Board of Trustees on November 7, 1997, the Board authorized a Special Meeting of Shareholders to be held on February 16, 1998. At this Special Meeting, shareholders are being asked to approve an Agreement and Plan of Reorganization between Nationwide Investing Foundation, Nationwide Investing Foundation II and Nationwide Investing Foundation III ("New Trust"), at which time Financial Horizons Investment Trust will also reorganize into the New Trust.
The transactions contemplated thereby pending shareholder approval include the following:
      (a) The transfer of the net assets of the Nationwide Growth, Fund, Bond and Tax-Free Income Funds to the series of the New Trust which bear the same names, in exchange for Class D shares which will be distributed to shareholders for each of their respective Funds.
      (b) The transfer of the net assets of the Nationwide Money Market Fund to a series of the New Trust which bears the same name, in exchange for shares of the series in the New Trust which will be distributed to the shareholders of the Nationwide Money Market Fund.
      (c) The transfer of the net assets of the Nationwide U.S. Government Income Fund to a series of the New Trust which bears the name Nationwide Intermediate U.S. Government Bond Fund in exchange for Class D shares which will be distributed to the shareholders of the Nationwide U.S. Government Income Fund.
The Boards of Trustees of the Trusts have fixed the close of business on December 18, 1997, as the record date for the determination of shareholders of the Trusts entitled to receive notice of and to vote at the meeting. The Combined Prospectus/Proxy Statements contain further information regarding the meeting and the proposals to be considered, including the revised fee structure, and will be mailed to shareholders in early January 1998.

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
   The Nationwide Investing Foundation
   The Nationwide Investing Foundation II:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of The Nationwide Investing Foundation -- Nationwide Growth Fund, Nationwide Fund, Nationwide Bond Fund, Nationwide Money Market Fund, and of The Nationwide Investing Foundation II -- Nationwide Tax-Free Income Fund and Nationwide U.S. Government Income Fund, as of October 31, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of October 31, 1997, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Nationwide Investing Foundation and The Nationwide Investing Foundation II as of October 31, 1997, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

COLUMBUS, OHIO
DECEMBER 5, 1997

   Nationwide(R) Family Of Funds

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                                  HS-402-L (97)


   NATIONWIDE FAMILY OF FUNDS                                         BULK RATE
   THREE NATIONWIDE PLAZA                                          U.S. POSTAGE
   COLUMBUS OHIO  43215-2220                                               PAID
                                                                     BERWYN, IL
                                                                 PERMIT NO. 150
    October 1997
    ANNUAL REPORT